[PHOTO]

VANGUARD
HORIZON FUND

Annual Report
October 31, 1996

THE VANGUARD GROUP:
LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS an addition to our Fund Reports. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS



                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       6


                                  Report From
                                  The Advisers

                                       8


                                  Performance
                                   Summaries

                                       16


                                   Portfolio
                                    Profiles

                                       20


                                   Financial
                                   Statements

                                       25


                                   Report Of
                                  Independent
                                  Accountants

                                       46


                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]

JOHN C. BOGLE

[PHOTO]

JOHN J. BRENNAN

FELLOW SHAREHOLDER,

     The twelve months ended October 31--the 1996 fiscal year for Vanguard Horizon Fund--were marked by a world-wide bull market in stocks. In the United States, returns ranged to nearly +25%; in international markets, returns averaged about +17% in local currency terms, reduced by a pervasively strong dollar to roughly +11% for U.S. investors.

     In this environment, each of our four Portfolios earned a double-digit total return, although our results relative to our performance standards were mixed. The table at right shows the twelve-month total return (capital change plus reinvested dividends) achieved by each Portfolio compared with its competitive fund standard and (in most cases) an unmanaged performance benchmark. By way of reference, the total return of the Standard & Poor's 500 Composite Stock Price Index during the fiscal year was +24.1%; the return of the Lehman Aggregate Bond Index was +5.9%. Detailed per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in a table that follows this letter.


-----------------------------------------------------------------
                                                  TOTAL RETURN
                                                FISCAL YEAR ENDED
                                                OCTOBER 31, 1996
-----------------------------------------------------------------
HORIZON AGGRESSIVE GROWTH                             +23.4%
Average Growth Fund                                   +18.5
Russell 2800 Index                                    +18.8
-----------------------------------------------------------------
HORIZON CAPITAL OPPORTUNITY                           *11.7%
Average Capital Appreciation Fund                     +17.3
Aggressive Growth Stock Fund Index*                   +12.5
-----------------------------------------------------------------
HORIZON GLOBAL EQUITY                                 +17.0%
Average Global Fund                                   +15.5
MSCI All-County World Index                           +15.6
-----------------------------------------------------------------
HORIZON GLOBAL ASSET ALLOCATION                       +12.3%
Average Global Flexible Fund                          +13.6
Russell Global Balanced Index**                       +15.9
-----------------------------------------------------------------

 *Average of largest aggressive growth mutual funds.
**Global Stock Index, 60%; Global Bond Index, 30%; and U.S. cash reserves, 10%.

FISCAL 1996 PERFORMANCE OVERVIEW

In an ideal environment of moderate economic growth, rising corporate profits, and low inflation, the U.S. stock market flourished, with large-capitalization "blue chip" stocks leading the way. In contrast, the bond market floundered: interest rates edged lower as the fiscal year commenced, then rose sharply through the beginning of autumn, only to abruptly reverse course as the fiscal year came to a close. On balance, rates ended the twelve-month period a shade higher than where they began, prices a shade lower. International financial markets were quite strong in local currency terms, with many bourses achieving double-digit gains; lower interest rates drove international bond prices upward. However, a rise in the value of the U.S. dollar against many of the major foreign currencies diminished the returns earned by U.S.-based investors in international bonds and stocks.

     Given the strength of the U.S. stock market during the past twelve months, it is not very surprising that the +23.4% return achieved by our AGGRESSIVE GROWTH PORTFOLIO was the highest among our four Horizon Portfolios. We are especially pleased that the Portfolio outpaced by a wide margin its two primary performance standards. The unmanaged Russell 2800 Stock Index--which excludes the 200 largest U.S. stocks from its universe--achieved a return of +18.8% and the average growth mutual fund achieved a return of +18.5%.

     Our satisfying margin of +4.6% over the Russell 2800 Index was based largely on the success of our adviser, Vanguard Core Management Group, in identifying outstanding individual stocks within given industries by the use of proprietary quantitative models. In contrast, our advantage of 4.9 percentage points over the average growth mutual fund was related primarily to two factors: (1) our Portfolio was 100% invested in stocks during most of the fiscal year, while our typical competitor held cash reserves of roughly 9% of total net assets; and (2) our Portfolio was overweighted relative to its competitors in two of the best-performing market sectors: financial stocks and industrial cyclical stocks.

     While our CAPITAL OPPORTUNITY PORTFOLIO also focuses on U.S. stocks, its +11.7% return lagged well behind most U.S. stock market indicators. What's more, the Portfolio failed to measure up to its competitive standards: the Aggressive Growth Stock Fund Index (+12.5%) and the average capital appreciation fund (+17.3%).

     Our modest shortfall relative to the Index was largely the result of the cash reserve position (about 5% of total net assets on average) maintained by our Portfolio's adviser, Husic Capital Management, during the fiscal year. The Index, of course, is a theoretical construct that is 100% invested in stocks at all times. With stocks leading the way during the past year, even a small reserve penalized performance.

     Our shortfall relative to our average competitor is more difficult to pinpoint, but it appears to be related to two factors. First, our Portfolio held only about 4% of its assets in the very largest-capitalization stocks, which led the market advance over the past year; our typical competitor had roughly a 25% representation in these stocks. Second, our Portfolio was concentrated in technology stocks (52% of total net assets during the fiscal year), which were among the market laggards. While our competitors also maintained a heavy exposure to this sector, their average weighting--at 28% of assets--was well below ours.

     With a total return of +17.0%, the GLOBAL EQUITY PORTFOLIO turned in respectable margins over its two competitive benchmarks: the Morgan Stanley Capital International All-Country World Index (+15.6%) and the average global mutual fund (+15.5%). Relative to both performance standards, our Portfolio benefited from a lower exposure to the stock markets of emerging countries, whose returns (+6.5% in dollar terms) lagged by a wide margin the returns of the world's more developed markets (+10.8%). We also received a nice boost from good overall stock selection by our adviser, Marathon Asset Management.

     The +12.3% return of the GLOBAL ASSET ALLOCATION PORTFOLIO trailed both the return of its unmanaged benchmark index, the Russell Global Balanced Index (+15.9%), and the return of the average global flexible mutual fund (+13.6%). Our adviser, Strategic Investment Management, maintained a significant defensive stance throughout most of the fiscal year, which impeded our performance relative to both standards. On average during the year, we held about 15% of total net assets in cash reserves and roughly 50% in bonds, leaving our average stock market exposure at about 35%. In contrast, both the Index and our typical competitor maintained stock weightings of approximately 60%. Given that stocks were by far the strongest of the three asset classes in the world's financial markets, our slight underperformance relative to our peers does not seem surprising. Indeed, it is surprising that we measured up to both benchmarks as well as we did.

LIFETIME PERFORMANCE OVERVIEW

Despite the brevity of our operating history, we think it's appropriate to initiate what will be a regular annual review of our Portfolios' results since their inception on August 14, 1995. Those results are shown in the following table. Fourteen months, of course, is far too short a period in which to judge the record of any mutual fund portfolio. In particu-lar, Portfolios like those offered in Vanguard Horizon Fund, which employ relatively aggressive investment strategies, should be evaluated over a period of five to ten years rather than the short time in which they have been operating.

     Thus far, about the most that can be said is that all of our Portfolios have provided large positive returns during an extremely favorable environment for financial assets. These returns far exceed long-term historical norms, and cannot be expected to continue without interruption. Given such a positive climate, three Portfolios--Aggressive Growth, Global Equity, and Global Asset Allocation--have performed more or less in line with our expectations. While both the absolute and relative returns of the Capital Opportunity Portfolio during this brief period have been a disappointment to us and, no doubt, to shareholders, we remain confident in the investment approach of the Portfolio's adviser. That said, we would caution investors that we fully expect the high volatility of the Portfolio to continue. Clearly, it is not an investment for the faint of heart!

--------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS*
PORTFOLIO                            AUG. 14, 1995, TO OCT. 31, 1996
--------------------------------------------------------------------
Aggressive Growth                                 *20.6%
Capital Opportunity                               + 6.6
Global Equity                                     *14.3
Global Asset Allocation                           +12.2
--------------------------------------------------------------------

* Assumes reinvestment of all dividends and distributions.

IN SUMMARY

In our first Annual Report to Vanguard Horizon Fund shareholders--coming a mere two and one-half months after the Fund's introduction--we cautioned that our Fund is "designed specifically for the investor with a truly long-term time horizon." While the same could be said of all mutual funds, we want to call particular attention to the heightened risks of the Horizon Portfolios, given their aggressive investment objectives and strategies.

     Most mutual fund investors understand that volatility risk is a measure of how much an investment may fluctuate in value over a given period of time. But many investors today have experienced only "upside volatility." The U.S. stock market has been on the rise--with only a few brief declines--for nearly 15 years; returns in international markets have been less generous, but U.S. investors have benefited considerably from a weak dollar during most of the period. The U.S. bond market, for its part, has enjoyed one of the best periods in its history, as interest rates have been in a secular decline since their historic highs in the early 1980s.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks and bonds will enjoy a repeat of the exceptional returns of the past 15 years. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.


/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN

Chairman of the Board                                      President

November 15, 1996

A PERSPECTIVE ON RISK AND VOLATILITY

The three ingredients of mutual fund performance are return, risk, and cost. We describe them as forming "the eternal triangle of investing." In the long run, the net rate of return earned by a mutual fund, after deducting all fund operating expenses and transaction costs, is the most important consideration for fund shareholders.

     The difference between a +10% return and an +8.5% return over, say, 25 years is the difference between a $10,000 initial investment growing to $108,000 or to $77,000 (in both cases, before taking account of taxes). Often this difference in return is manifested, not by reason of the relative ability of the two managers to select productive investments, but because one manager's fund carries annual costs of 2% and the other's carries costs of 0.50%. The 1.5% annual difference, compounded annually, amounts to a staggering advantage in dollars to a shareholder over time. Time, in short, is the investor's friend.

     But the risks assumed in investing can make a difference, too. This risk is reflected importantly in the volatility of a fund's returns over intermediate-term periods--especially periods (often days, but sometimes months and years) of negative returns. These variations in returns may not matter too much to the investor with a truly long-term time horizon. But they matter a great deal to investors who may need to liquidate their investments to raise cash at a time when financial markets are depressed. And they matter a great deal to investors whose emotions turn from hope to fear at each dip in the markets--often becoming increasingly fearful as the declines deepen or are prolonged. These emotions, which themselves move financial markets, are the investor's enemy.

     The Vanguard Horizon Portfolios carry somewhat higher risks than most Vanguard Funds. One is the risk of high price volatility, a risk particularly applicable to our Aggressive Growth Portfolio and, even more significantly, to our Capital Opportunity Portfolio. The other two Portfolios carry lower volatility risk, but do carry the special risk of international investing--the risk that changes in the value of the U.S. dollar in international currency markets (and to some extent, changes in the value of foreign currencies versus each other) will reduce returns. In general, a stronger dollar will reduce returns to U.S. citizens from international investments.

     About 60% of the assets of our Global Equity Portfolio is invested, at present, in international markets, and is thus subject to currency risk. However, the fact that these markets do not always fluctuate in the same way as U.S. markets has a dampening impact on the overall volatility of the Portfolio. The net result is that global portfolios have tended to display less short-term volatility than portfolios consisting only of U.S. investments. Currency risk has tended to have a more secular effect (generally positive over the past decade, but a negative impact in 1996). Global asset allocation portfolios have experienced even less short-term volatility, since they normally balance stock holdings with bond holdings (we expect our Global Asset Allocation Portfolio to demonstrate comparable characteristics).

     The following chart demonstrates these risk characteristics, showing the daily price volatility of our four Horizon Portfolios during the fiscal year ended October 31, 1996. Each Portfolio's cumulative returns are traced on the chart, with the returns indexed to each Portfolio's net asset value at the beginning of the year. It is curious that our most aggressive portfolio and our least aggressive portfolio provided virtually the same return for the year. But, as the chart demonstrates, they took very different paths to arrive at the same destination. The aggressive nature of the Capital Opportunity Portfolio is evident in the sharp peaks and valleys of its returns during the year, while the steadier line traced by the Global Asset Allocation Portfolio reflects its balanced, more conservative nature. We should note that we would usually expect our Aggressive Growth Portfolio to display much more volatility in its returns than it did in fiscal 1996, when its performance was relatively free of setbacks.

     In short, risk is truly a vital side of investing's eternal triangle. The investor who ignores an investment's risk characteristics may be unpleasantly surprised when the financial markets take a sudden turn for the worse.

             HORIZON PORTFOLIOS' DAILY RETURNS: 10/31/95-10/31/96

                                   [CHART]

                                        Capital        Global Asset
  Date            Aggressive Growth   Opportunity       Allocation      Global Equity
 10/31/95               100.00          100.00           100.00           100.00
  11/1/95               100.29          101.24           100.29            99.70
  11/2/95               101.56          102.99           100.68           100.40
  11/3/95               102.25          104.53           100.68           100.69
  11/6/95               102.15          103.50           100.68           100.89
  11/7/95               101.37          100.72           100.49           100.69
  11/8/95               101.37          101.24           100.88           100.79
  11/9/95               101.86          103.30           100.68           100.99
 11/10/95               101.96          104.22           100.58           101.19
 11/13/95               102.05          102.99           100.58           100.60
 11/14/95               101.27          100.31           100.68           100.20
 11/15/95               100.98           99.90           100.68           100.00
 11/16/95               101.47          100.82           101.07           100.30
 11/17/95               102.25          100.93           101.36           100.60
 11/20/95               101.47           98.56           101.46           101.19
 11/21/95               101.17           96.09           101.56           101.49
 11/22/95               101.66           95.67           101.46           101.79
 11/24/95               101.96           96.81           101.66           102.08
 11/27/95               102.64           97.63           102.04           101.98
 11/28/95               103.32          100.31           102.14           102.78
 11/29/95               104.01          102.88           102.14           103.08
 11/30/95               104.20          104.02           102.43           103.17
  12/1/95               104.50          104.12           102.73           103.67
  12/4/95               105.38          106.49           103.02           104.17
  12/5/95               106.06          105.77           103.21           104.46
  12/6/95               106.26          104.22           103.31           104.86
  12/7/95               105.38          101.85           103.31           105.06
  12/8/95               105.87          102.37           103.21           104.46
 12/11/95               106.06          103.40           103.41           104.37
 12/12/95               105.38          102.27           103.41           104.07
 12/13/95               105.57          102.37           103.51           104.17
 12/14/95               104.69           99.69           103.70           104.17
 12/15/95               104.50           98.15           103.51           103.77
 12/18/95               102.54           93.00           102.82           102.78
 12/19/95               104.01           96.60           102.92           102.38
 12/20/95               104.69           96.70           103.31           103.08
 12/21/95               105.18           98.15           103.51           103.77
 12/22/95               105.18           98.97           103.89           104.07
 12/26/95               105.28           99.28           104.09           104.46
 12/27/95               105.47           99.59           104.28           104.46
 12/28/95               105.47           99.07           104.18           104.76
 12/29/95               105.97          101.45           104.18           105.16
   1/2/96               106.95           99.69           104.58           105.66
   1/3/96               106.75           96.80           104.88           106.36
   1/4/96               105.57           93.18           104.98           106.46
   1/5/96               105.28           92.67           105.08           106.66
   1/8/96               105.67           92.67           105.08           106.46
   1/9/96               104.00           87.50           104.78           105.86
  1/10/96               102.52           86.36           104.18           104.96
  1/11/96               103.31           89.05           104.18           105.26
  1/12/96               103.31           88.95           104.28           105.36
  1/15/96               102.42           86.57           104.28           105.16
  1/16/96               102.82           86.88           104.88           105.36
  1/17/96               102.91           89.05           104.88           105.26
  1/18/96               102.91           89.88           105.08           104.76
  1/19/96               104.19           91.53           105.18           104.76
  1/22/96               104.98           94.01           104.98           105.06
  1/23/96               104.49           93.80           104.88           104.86
  1/24/96               105.08           95.04           105.38           105.16
  1/25/96               105.08           94.11           105.28           105.36
  1/26/96               105.97           95.25           105.58           105.26
  1/29/96               106.26           95.25           105.48           105.56
  1/30/96               106.95           96.28           105.98           106.26
  1/31/96               108.33           96.80           106.37           107.26
   2/1/96               109.22           96.49           106.47           107.76
   2/2/96               109.22           97.11           106.47           108.06
   2/5/96               109.91           98.14           106.37           108.26
   2/6/96               111.28           99.28           106.67           108.46
   2/7/96               110.99           98.55           106.77           108.66
   2/8/96               111.58           98.35           106.87           108.66
   2/9/96               111.58           98.97           106.97           108.66
  2/12/96               112.37           99.17           107.27           109.26
  2/13/96               111.88           97.32           107.27           108.96
  2/14/96               111.78           97.32           107.07           109.26
  2/15/96               111.38           97.63           106.87           109.16
  2/16/96               111.38           97.21           106.77           109.16
  2/20/96               109.81           96.39           105.98           107.96
  2/21/96               110.89           98.76           106.17           108.46
  2/22/96               112.76          102.27           106.57           109.66
  2/23/96               112.76          102.48           106.57           110.06
  2/26/96               112.37          103.20           106.08           109.76
  2/27/96               112.07          102.07           105.98           109.46
  2/28/96               111.88          101.34           105.88           109.66
  2/29/96               111.09          100.41           105.78           109.46
   3/1/96               110.69           98.45           106.37           109.96
   3/4/96               111.28           98.14           106.37           110.56
   3/5/96               111.58           99.48           106.37           110.46
   3/6/96               111.48           99.48           106.08           110.36
   3/7/96               111.68          100.31           105.98           109.86
   3/8/96               108.43           96.80           104.58           108.66
  3/11/96               109.71           98.86           104.68           108.36
  3/12/96               109.02           98.25           104.28           108.96
  3/13/96               109.91          100.62           104.38           109.16
  3/14/96               110.10          101.86           104.88           109.86
  3/15/96               110.69          103.20           104.78           110.06
  3/18/96               112.66          105.06           105.38           110.96
  3/19/96               113.06          105.17           105.28           111.65
  3/20/96               112.66          104.65           105.58           111.46
  3/21/96               112.66          104.03           105.88           111.46
  3/22/96               112.86          103.82           105.78           111.46
  3/25/96               112.56          101.45           106.08           111.46
  3/26/96               112.96          100.72           106.08           111.56
  3/27/96               113.06          101.96           105.78           111.56
  3/28/96               112.47          102.58           105.68           111.65
  3/29/96               113.06          103.93           105.88           111.75
   4/1/96               113.35          105.17           106.17           111.85
   4/2/96               113.55          106.20           106.47           112.05
   4/3/96               114.63          106.72           106.37           112.15
   4/4/96               114.93          107.03           106.37           112.15
   4/8/96               113.45          105.48           105.58           111.56
   4/9/96               113.85          105.37           105.78           111.65
  4/10/96               113.06          104.44           105.48           111.56
  4/11/96               112.37          102.38           105.18           111.65
  4/12/96               113.06          102.69           105.88           112.05
  4/15/96               113.94          103.51           106.17           112.85
  4/16/96               115.22          105.06           106.37           113.25
  4/17/96               114.93          104.86           106.08           113.05
  4/18/96               115.22          105.89           106.08           113.25
  4/19/96               115.52          106.20           106.47           113.95
  4/22/96               116.31          106.30           106.77           114.65
  4/23/96               117.00          107.23           106.87           114.85
  4/24/96               117.29          108.37           106.67           114.75
  4/25/96               117.88          108.89           106.77           115.05
  4/26/96               117.78          108.78           106.97           115.55
  4/29/96               117.78          109.30           106.77           115.55
  4/30/96               117.88          109.09           106.57           115.45
   5/1/96               117.98          109.40           106.47           115.25
   5/2/96               116.60          106.82           105.88           114.85
   5/3/96               116.80          107.34           105.58           114.65
   5/6/96               116.80          107.54           105.68           114.55
   5/7/96               116.60          108.47           105.58           114.25
   5/8/96               116.90          108.89           105.88           114.35
   5/9/96               117.39          109.30           105.88           114.45
  5/10/96               118.57          111.37           106.47           114.85
  5/13/96               119.66          113.53           106.57           115.15
  5/14/96               120.74          115.29           106.97           115.45
  5/15/96               121.03          114.36           107.17           115.85
  5/16/96               121.03          115.91           106.97           115.85
  5/17/96               121.53          115.81           107.27           116.05
  5/20/96               121.92          116.84           107.37           116.15
  5/21/96               121.53          116.84           107.37           116.35
  5/22/96               121.63          117.15           107.37           116.45
  5/23/96               121.33          116.74           107.27           116.15
  5/24/96               121.72          116.43           107.37           116.15
  5/28/96               120.64          115.39           107.37           116.05
  5/29/96               120.25          113.12           107.17           115.75
  5/30/96               120.84          113.53           107.07           115.95
  5/31/96               120.74          115.29           106.87           116.05
   6/3/96               120.34          114.26           106.87           115.55
   6/4/96               121.53          115.70           107.07           116.15
   6/5/96               122.12          116.84           107.17           116.45
   6/6/96               121.23          115.60           107.37           115.85
   6/7/96               121.03          115.70           106.57           115.25
  6/10/96               120.74          117.25           106.57           115.25
  6/11/96               120.54          116.84           106.67           115.35
  6/12/96               120.94          117.67           106.67           115.55
  6/13/96               120.05          116.22           106.67           115.15
  6/14/96               119.56          115.19           106.87           115.35
  6/17/96               119.16          113.74           107.07           115.35
  6/18/96               118.57          109.09           107.07           115.85
  6/19/96               118.38          108.27           106.87           115.85
  6/20/96               117.59          105.58           106.87           115.45
  6/21/96               117.69          107.85           107.07           115.35
  6/24/96               117.78          108.37           107.17           115.55
  6/25/96               117.19          107.44           107.27           115.35
  6/26/96               116.50          104.65           107.27           115.15
  6/27/96               116.80          108.68           107.47           115.05
  6/28/96               118.57          111.57           108.07           115.15
   7/1/96               118.67          112.40           108.07           115.65
   7/2/96               118.08          111.88           107.87           115.55
   7/3/96               117.19          111.57           107.97           115.25
   7/5/96               115.52          108.06           106.97           114.05
   7/8/96               114.63          106.61           106.87           113.25
   7/9/96               115.03          107.23           107.07           113.75
  7/10/96               114.63          106.61           107.37           113.75
  7/11/96               112.66          103.72           107.27           112.95
  7/12/96               112.47          102.07           107.27           112.25
  7/15/96               109.91           94.22           106.87           111.26
  7/16/96               109.31           92.56           106.77           110.26
  7/17/96               110.99           98.55           106.87           110.56
  7/18/96               112.56          101.34           107.47           111.16
  7/19/96               111.97           99.17           107.27           111.36
  7/22/96               111.28           95.97           106.87           110.46
  7/23/96               110.20           91.53           107.07           109.96
  7/24/96               109.81           92.67           106.67           108.86
  7/25/96               110.69           94.84           106.87           109.96
  7/26/96               111.97           97.01           107.07           110.56
  7/29/96               111.28           95.77           106.67           110.36
  7/30/96               111.48           95.15           106.87           110.56
  7/31/96               112.27           95.77           107.27           111.26
   8/1/96               113.65           97.83           108.07           112.05
   8/2/96               115.52          102.27           108.86           113.05
   8/5/96               115.52          102.27           108.76           113.45
   8/6/96               115.62          103.93           108.76           112.95
   8/7/96               115.91          105.37           108.86           112.85
   8/8/96               116.01          104.86           108.86           112.95
   8/9/96               116.11          103.62           108.96           112.75
  8/12/96               116.21          102.38           109.16           113.05
  8/13/96               115.62          100.72           108.86           113.05
  8/14/96               115.91          102.27           108.96           113.25
  8/15/96               115.91          102.69           108.86           113.25
  8/16/96               116.41          101.34           109.16           113.35
  8/19/96               116.41           99.90           109.26           113.65
  8/20/96               116.50           98.25           109.26           113.85
  8/21/96               116.31           98.55           109.16           113.95
  8/22/96               117.29          101.76           109.36           114.25
  8/23/96               117.09          101.55           109.16           114.35
  8/26/96               116.50          101.24           108.76           114.15
  8/27/96               117.19          103.10           108.86           114.25
  8/28/96               117.98          104.44           108.96           114.25
  8/29/96               117.39          103.20           108.46           113.95
  8/30/96               117.00          103.20           108.07           113.35
   9/3/96               116.60          103.41           108.07           112.95
   9/4/96               116.60          103.93           108.07           113.35
   9/5/96               115.42          101.34           108.07           113.25
   9/6/96               116.50          103.41           108.26           113.25
   9/9/96               117.39          105.17           108.56           113.95
  9/10/96               117.39          105.48           108.66           113.75
  9/11/96               117.78          106.61           108.66           113.75
  9/12/96               118.67          108.78           108.96           113.95
  9/13/96               119.95          112.50           109.76           114.75
  9/16/96               120.74          114.88           109.96           115.25
  9/17/96               120.94          114.88           109.86           115.45
  9/18/96               120.34          113.95           109.66           115.35
  9/19/96               120.34          115.29           109.66           115.25
  9/20/96               120.94          115.50           109.66           115.15
  9/23/96               120.44          114.57           109.66           114.85
  9/24/96               120.94          113.64           109.86           114.85
  9/25/96               121.03          114.15           110.35           115.35
  9/26/96               120.64          116.01           110.65           115.15
  9/27/96               120.34          116.94           110.65           115.65
  9/30/96               120.54          117.36           110.65           115.65
  10/1/96               120.34          115.50           110.95           115.75
  10/2/96               121.33          117.56           111.35           116.15
  10/3/96               121.43          118.29           111.25           116.05
  10/4/96               122.51          120.66           111.75           116.55
  10/7/96               122.61          119.63           111.65           116.85
  10/8/96               122.71          116.32           111.55           116.75
  10/9/96               122.41          115.70           111.35           116.25
 10/10/96               121.53          116.01           111.15           116.25
 10/11/96               122.22          115.81           111.55           116.65
 10/14/96               122.81          116.94           111.65           116.75
 10/15/96               123.50          117.05           111.95           117.25
 10/16/96               123.59          116.22           111.75           117.05
 10/17/96               123.79          115.39           112.05           117.25
 10/18/96               124.09          114.57           112.24           117.75
 10/21/96               123.79          112.91           112.15           117.75
 10/22/96               123.00          110.75           111.95           117.35
 10/23/96               123.40          111.47           111.75           117.25
 10/24/96               123.40          111.67           111.65           117.05
 10/25/96               123.30          112.19           111.85           116.85
 10/28/96               122.61          111.16           111.95           116.85
 10/29/96               122.31          108.89           112.15           116.75
 10/30/96               122.91          109.61           112.15           116.85
 10/31/96               123.40          111.67           112.34           117.05


PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------------------------------------
                                                                              TWELVE MONTHS ENDED OCTOBER 31, 1996
                                       NET ASSET VALUE PER SHARE            -----------------------------------------------
                                --------------------------------------     DISTRIBUTIONS FROM NET       DIVIDENDS FROM NET
PORTFOLIO                       OCTOBER 31, 1995      OCTOBER 31, 1996     REALIZED CAPITAL GAINS       INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                   $10.23                 $12.53                  --                         $.08
Capital Opportunity                   9.71                  10.81                  --                          .03
Global Equity                        10.08                  11.72                  --                          .07
Global Asset Allocation              10.27                  11.29                $.03                          .20
---------------------------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED OCTOBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The past twelve months were truly rewarding for common-stock investors in the United States, particularly those who emphasized larger companies. As noted in the table, the Standard & Poor's 500 Composite Stock Price Index gained 24.1% for the fiscal year, while the Russell 2000 Small Stock Index posted a 16.6% advance. The strong absolute returns can be attributed primarily to solid earnings growth, continued low inflation, and the expectation on the part of investors that this environment will prevail over the near term.

     Among larger-capitalization issues, the best performing sector was financial, with a 39.0% advance. Leading this group were banks and brokerage firms. Banks benefited from the relative stability of economic growth--which could be expected to result in both growing demand for loans and low default rates; brokerage firms continued to reap the benefits of positive equity markets. Energy issues also posted very strong results (33.1%), reflecting the pronounced increase in oil prices from $17.98 per barrel to $23.35 during the past twelve months.

     Technology issues probably exhibited the greatest disparity of any sector. The best performers were generally larger companies with dominant positions in their industries; many of these firms rose 30% or more compared to 16.9%, in aggregate, for the technology holdings in the S&P 500 Index. By contrast, technology was the worst-performing sector within the Russell 2000 Index, with a scant 2.9% return over the fiscal year.

-----------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED OCTOBER 31, 1996
                                           ----------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
-----------------------------------------------------------------------------
Equity
   S&P 500 Index                             24.1%       17.7%         15.5%
   Russell 2000 Index                        16.6        11.2          14.8
   MSCI-EAFE Index                           10.8         6.9           8.0
-----------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                5.9%        5.6%          7.7%
   Lehman 10-Year Municipal
     Bond Index                               5.0         5.2           7.7
   Salomon 90-Day U.S. Treasury Bills         5.3         5.0           4.4
-----------------------------------------------------------------------------
Other
   Consumer Price Index                       3.0%        2.8%          2.9%
-----------------------------------------------------------------------------

     In sum, investors displayed a strong preference for companies with "predictable" earnings streams. One unusual note: the price/earnings ratio of the S&P 500 Index rose 17% (from 15.8 to 18.5) during the last twelve months, despite a rise in interest rates. In general, the P/E ratio moves inversely with interest rates.

U.S. FIXED-INCOME MARKETS

While U.S. stock investors relished their solid gains, bond investors were not so fortunate. Interest rates, as reflected in the 30-year U.S. Treasury yield, fell from 6.33% on October 31, 1995, to 5.95% two months later. At that time, analysts anticipated an environment of slow economic growth and harbored almost no concern about potential increases in inflation. Underscoring that view, the Federal Reserve Board's Open Market Committee cut both the discount rate and the Federal funds rate by 0.25% in late January.

     Economic data soon suggested a different scenario--one characterized by accelerating economic activity. A range of indicators pointed toward more rapid growth than anticipated, but none concerned the bond market as much as the ongoing increases in employment. In many analysts' view, continued job growth would probably lead to higher wage rates, which might not be offset by improvements in productivity. The net result would be higher inflation, the bane of bond investors. Such concerns caused the 30-year U.S. Treasury yield to climb to 7.19% in early July. From that point forward, interest rates declined, although in an erratic pattern, leaving the long-term Treasury yield at 6.64% by the end of October.

     Three categories of bonds did benefit their investors, at least on a relative basis, over the past year: short-maturity portfolios, low-quality issues, and municipals. Short-maturity investors saw a small increase in rates (0.18% for the 3-year U.S. Treasury bond). Owners of junk bonds earned positive returns as lower-quality, higher-yielding issues generally fare well during periods of steady growth; a modest increase in inflation can be beneficial to junk-bond issuers (the Lehman High Yield Bond Index gained 11.1%). Municipal bonds, freed from investor worries over the proposed "flat tax," performed exceptionally well and, to some extent, seemed immune to the inflation concerns of the taxable market. In fact, the yield on the benchmark 30-year municipal fell -0.05% during the twelve months, while the yield on the comparable-maturity U.S. Treasury issue rose 0.31%.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. equity markets fared quite well over the fiscal year, with one major exception: Japan. For the past twelve months, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (which covers all major markets outside North America) posted a total return of 10.8% in dollars, after a 5.1% increase in the value of the U.S. dollar over foreign currencies. Nearly all of this return was generated in the European markets, where the dollar return was 17.9% compared to 3.5% for the Pacific Basin. Aside from Japan (-0.7% in dollars) and Singapore (-3.1%), markets in the Pacific Basin provided very strong returns, as evidenced by Hong Kong (28.0%) and Australia (18.3%).

     The variation in returns across and within regions can be attributed to differing environments and expectations for growth and inflation. In Europe, many governments focused on the deficit-spending guidelines mandated by the Maastricht Treaty for the conversion to a common European currency unit (the
ECU). The Treaty stipulated that deficit spending not exceed defined levels--with the idea that restraint would keep inflation to reasonable levels. Over the past year, many governments reaffirmed their commitments to the ECU and cut spending accordingly. Investors took this as an indication that inflation would remain modest and economic growth tepid. The result was a strong boost to high-quality growth stocks across Europe.

     The Japanese market continues to suffer because the long-anticipated economic recovery has yet to materialize in a meaningful way. Despite some positive signs, such as improving corporate profits, the Japanese economy continues to perform in a lack-luster fashion.

REPORT FROM VANGUARD CORE MANAGEMENT GROUP
AGGRESSIVE GROWTH PORTFOLIO

[PHOTO]

     The Aggressive Growth Portfolio provided a total return of 23.4% in the fiscal year ended October 31, 1996. While we are quite pleased with this result, we recognize that the high absolute return was achieved because of the extremely favorable market environment. Nevertheless, the Portfolio surpassed the 18.5% return of the average growth mutual fund and the 18.8% return of the unmanaged Russell 2800 Stock Index of mid- and small-capitalization stocks. This outperformance was very consistent throughout the year, as the Portfolio beat the Russell 2800 Index in nine of the twelve months. Please see the Message To Shareholders, which begins on page 1, for more details about the Portfolio's performance.

INVESTMENT STRATEGY

Our strategy is to focus on mid- and small-cap stocks, an emphasis that actually put us at a disadvantage for the fiscal year. The return on these stocks, as measured by the Russell 2800 Index, lagged the 24.1% return of large stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index, by 5.3%. Of course, the market goes through periods when large stocks outperform small stocks, but it has also experienced--and, most assuredly, will again--extended periods when small-cap companies lead the performance charts. Over the long run, we believe mid- and small-caps will perform just as well as large-caps. Accordingly, we intend to remain invested in smaller stocks.

     The Portfolio is managed using computer models that we have developed to identify mispricings in the marketplace. These mispricings are small, but with a strict adherence to our quantitative process and with tight controls on costs, we believe we can add value to the Portfolio over time.

     In many ways, our quantitative process identifies the same types of qualities in a company that a traditional portfolio manager desires. Of course, our computers can quickly consider every company in our investable universe of stocks, but we seldom delve into the intricacies of the actual organizations. A traditional manager, on the other hand, will gain intimate knowledge of the companies in which he or she invests, but will not be able to cover nearly as many opportunities. We are optimistic that our highly structured process will provide competitive returns in the future as it has in the past.

     Generally, our models consider three characteristics of every stock: valuation, earnings potential, and technical factors. During the most recent fiscal year, both the valuation and earnings models added to the performance of the Portfolio, while the technicals reduced performance. It is not unusual for one or more sets of characteristics to falter over short periods of time, which is why we consider a combination of factors.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify stocks (in a universe that excludes the largest-capitalization issues) that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and share-price momentum.

POTENTIAL RETURNS

The Portfolio is broadly diversified across mid- and small-cap stocks. Consequently, the absolute and relative performance of these types of stocks will be a driving force behind the Portfolio's performance in the future. A word of caution, though--we believe the high returns of the last decade will not be sustained on an ongoing basis. Instead, average annual returns in the range of 8% to 10% are probably more realistic for the next five to ten years. Of course, we will attempt to enhance the Portfolio's return and would be pleased to outperform our benchmarks by as much as we did this year.

     We note that high portfolio turnover is typically associated with a quantitative investment approach such as ours. Accordingly, the Aggressive Growth Portfolio is likely to be less tax-efficient than a low-turnover approach, such as indexing, and may not be appropriate for some investors' taxable accounts.

George U. Sauter, Principal

November 12, 1996

REPORT FROM HUSIC CAPITAL MANAGEMENT
CAPITAL OPPORTUNITY PORTFOLIO

     After a difficult start-up period, the Capital Opportunity Portfolio has begun to perform in line with our expectations. For the six months ended October 31, the Portfolio's total return exceeded that of its benchmark, the Aggressive Growth Stock Fund Index, by a sizable margin: 2.4% versus -2.8% for the Index. We also exceeded the 1.2% return on the average capital appreciation mutual fund in that period. Our results for the entire fiscal year, our first full year of operation, trailed both the Index and our average competitor. For more detail on the Portfolio's performance, please refer to the Message To Shareholders which begins on page 1.

     The Portfolio benefited from the strong relative performance of our stocks in the computer networking, software, health-care services, and lodging industries. Many of these holdings rebounded sharply after the July correction. Furthermore, we believe that our stocks are poised to deliver high earnings growth during the upcoming year, which should translate into attractive rates of return for shareholders.

     You will recall that we seek out stocks that are linked by a common relationship, or theme, that identifies the principal driver of expected performance. Our investment themes, which are unchanged since last year's letter, include: Corporate Renaissance, for companies that have restructured their businesses to improve operating margins; The Power of Growth, for companies in capacity-constrained industries that are benefiting from the economy's steady growth; Riding the Information Superhighway, for technology-based companies providing products for all facets of voice, video, and data transmission; and Super Secular Growers, for companies in certain niche areas that offer the prospect of strong long-term growth. These themes have performed strongly during the past six months and continue to help us identify attractive investment opportunities.

     Our original forecast for 1996 was that the stock market would surprise everyone with a 12% to 18% gain. As of this writing, the Standard & Poor's 500 Composite Stock Price Index is solidly within that range, while small-capitalization stocks are lagging, with a return of approximately 8% from January 1 through October 31. We still believe that small-cap stocks will outperform larger stocks in 1996. We are now entering the "sweet spot" of the seasonal cycle for small-cap stocks, which is historically between November and February, and we believe that they will outperform larger-cap stocks during this period. We are especially enthusiastic about growth companies in the technology, health-care, energy, and financial sectors.

     Evidence continues to mount that the U.S. economy will grow more slowly over the next twelve months than in the preceding fiscal year. There is little indication that economic growth is picking up in either Europe or Japan. However, this slow-growth scenario provides a positive backdrop for interest rates globally, and the recent downtrend in bond yields seems to be building momentum. Also, so long as financial stocks continue to lead the market higher, there should be relative stability in inflation and interest rates, which is a very positive environment for global stock prices.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks of companies and industry groups with fundamentals that will lead to above-average growth in earnings and, eventually, in share prices.

     Although lower interest rates generate higher valuations for stocks, this is counterbalanced by reduced profits reported by some companies beset by reduced demand and lower profit margins. Expanded capacity is depressing profits in industries such as chemicals and paper. Fewer companies are predicting more robust times, which should place an even greater emphasis on our stock-picking abilities. Such an environment should favor growth-oriented companies that can continue to increase sales and earnings despite slowing economic growth.

     Another influence on the market will be the fallout from this year's elections. President Clinton's reelection and the Republicans' retaining control of Congress seemed to affirm that the American electorate prefers a moderate government characterized by compromise. The financial markets were quite pleased with the results--the market gained more than 1% the day after the election. The focus now shifts to the specific policy direction in Clinton's second term. However, it is clear that the balance of power has not changed and that fiscal responsibility will continue for at least the near term. This should also be positive for stock prices.

     Finally, the notion we put forward in our last letter, that an economic boom was coming on the West Coast of the United States, is increasingly supported by anecdotal evidence. Recent local news articles document an expanding economy characterized by population and job growth and an improved housing market. Boeing is enjoying boom times in the Seattle area. Intel and the rest of Silicon Valley are expanding to keep up with increased demand. Based on 1995 data, the dollar value of exports from San Jose, California, is the third-highest in the country, and the area should become the leading exporter in 1996. We think the best is yet to come for West Coast companies over the next 12 to 18 months, and we continue to expand our universe of companies that could benefit from this regional surge.

     Going forward, we remain optimistic about the long-term outlook for the U.S. equity market. We are favorably disposed toward smaller-cap stocks within the computer networking/infrastructure, financial-services, telecommunications, health-care services, specialty-retail, and software industries. We feel that these industries show the greatest prospects for high earnings growth over the next year, and we have overweighted them in the Portfolio. We believe that the disciplined implementation of our investment strategy, combined with our continued focus on smaller-cap stocks, will produce attractive absolute and relative rates of return for shareholders of the Capital Opportunity Portfolio during the remainder of 1996 and beyond.

Frank J. Husic, Managing Partner

November 8, 1996

REPORT FROM MARATHON ASSET MANAGEMENT LIMITED
GLOBAL EQUITY PORTFOLIO


     This is the first full year of operations for the Global Equity Portfolio. In the twelve months ended October 31, 1996, the Portfolio returned 17.0%, compared with 15.6% for the Morgan Stanley Capital International All-Country World Index and 15.5% for the average global mutual fund. This is perhaps best described as a satisfactory rather than a spectacular start. The market environment was not entirely conducive to investment positions taken by the Portfolio, a situation that we discuss in more detail below. For information regarding the performance of the Portfolio in its first full year, please see the Message To Shareholders, which begins on page 1.

     Global equity markets were dominated over the past twelve months by the continuing strength in U.S. share prices. The U.S. index component of the All-Country Index rose 24.6% in the year ended October 31, well ahead of the index overall. The Global Equity Portfolio is underweighted in U.S. equities, which represented 31% of our assets at the end of the period--and one of the reasons behind the disappointing performance of the Portfolio in relation to the U.S. market. We had taken a more bullish stance on the international markets, where, according to most professionals, security valuations are far more attractive than in the United States. Within the context of international markets, the Portfolio was more successful, with our country selections in Europe and our underweightings in Japan and in emerging equity markets all contributing to our edge over our benchmark.

     In stock-picking, the Portfolio faced something of a hostile environment throughout the year as investors continued to prefer the relatively predictable cash flows of growth stocks to the values that are increasingly apparent elsewhere. This was a significant negative for the Global Equity Portfolio, which retains a "value" bias in almost all the markets in which it invests. This value bias led, specifically, to significant underweightings in industries such as consumer nondurables and pharmaceuticals, which hurt our performance relative to our benchmark Index. Shares in these industries have appreciated to levels that make it difficult for conservative investors to justify holding them. Much has been written in the financial press about the merits of owning shares in companies such as Coca-Cola at current valuation levels. The investment fashion for similar shares has been apparent in almost all world equity markets.

     Notwithstanding this difficult environment, the Portfolio performed reasonably well. For example, returns on our holdings in the U.S. market matched the index's over the past twelve months, though we held not a single pharmaceutical stock--which is perhaps something of an achievement. Although the Portfolio has value characteristics, our approach has been to concentrate on firms that are taking steps to improve shareholder value, regardless of the external environment. This has led to returns that, perhaps, are greater than those for the value universe as a whole. Although the approach has not worked in some situations, such as Olivetti in Italy, the Portfolio's experience has been reasonably

INVESTMENT PHILOSOPHY

The advise believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

favorable. Thus, the Portfolio benefits from the lower risk of the value universe while retaining the potential gains in shareholder value implicit in improved corporate performance.

     Outside of the United States, market performance has been distinctly mixed. One area where the Global Equity Portfolio has taken a cautious approach is the emerging markets. While now fashionable, many of these stock markets have been fully or overvalued for several years when measured by market values versus the replacement cost of assets. This is particularly true in Asia. Not surprisingly, the high market valuations have been accompanied by a capital-spending boom of such magnitude that the outlook for corporate profits is bleak at best. (For example, cement capacity in Thailand will double within three years. It is difficult to see how such industrial expansion can produce the returns currently factored into share prices.) The Global Equity Portfolio has been highly selective in its approach to emerging markets. First, it has been underweighted in the sector overall. Second, it has focused on out-of-favor markets such as Mexico, South Africa, and Indonesia. And third, we have been ever more particular in our stock selection, focusing on shares that are undervalued by any measure or on truly outstanding businesses. In the emerging world, the latter are rather rare, a discovery that stands in stark contrast to the current inflated level of investor expectations.

     The Global Equity Portfolio looks forward to fiscal 1997 with some confidence. Monetary policies are accommodative in most countries and should lead to sustained global economic activity. In the case of Europe and Japan, economic growth is below trend and should accelerate under the current monetary stimulus. The Portfolio will maintain its underweighting in the U.S. market, not because of any clear bearishness, but because the risks of holding U.S. shares are rising. It makes considerable sense to switch into the traditional international markets, where economic activity and corporate profits are depressed and where market values are much lower than for comparable U.S. firms. Our approach to smaller emerging markets will remain as skeptical in the next twelve months as it has been in the last. The overall environment for global equities remains favorable.

Jeremy Hosking

November 8, 1996

REPORT FROM STRATEGIC INVESTMENT MANAGEMENT
GLOBAL ASSET ALLOCATION PORTFOLIO


In our first full fiscal year, which ended October 31, 1996, the Global Asset Allocation Portfolio provided a total return of 12.3%, above the long-term expected returns from capital markets but below those of an unmanaged Russell Global Balanced Index benchmark (made up of 60% stocks, 30% bonds, and 10% U.S. cash reserves), which advanced 15.9%, and the average global flexible mutual fund, which advanced 13.6%.

     Throughout the year we have been in a defensive posture, overweighted in fixed-income securities and underweighted in common stocks. This is the primary reason that we have trailed our benchmark index and the average competitive fund. However, this defensive stance also produced exceptionally stable returns--significantly less volatile than the benchmark, our peers, or even intermediate U.S. Treasury bonds. The Message To Shareholders, beginning on page 1, provides more details about the Portfolio's performance.

------------------------------------------
     GLOBAL ASSET ALLOCATION PORTFOLIO
  MODEL ASSET ALLOCATIONS, OCT. 31, 1996*
------------------------------------------
ASSET TYPE                  % OF PORTFOLIO
------------------------------------------
Equities
  Australia                        0.8%
  Canada                           0.9
  France                           2.2
  Gerany                           4.6
  Hong Kong                        0.9
  Japan                            7.0
  Spain                            1.6
  United Kingdom                   5.0
  United States                    8.2
  Other                            2.5
                                ----------
Total Equity                      33.7%
------------------------------------------
Bonds
  International                   16.3%
  United States                   37.6
                                ----------
Total Bonds                       53.9%
------------------------------------------
Cash Reserves                     12.4%
Total                            100.0%
------------------------------------------

* The actual underlying holdings of the Portfolio may differ slightly from the model allocation.

     Our investment process actively allocates the assets of the Portfolio across global markets, with a goal of exceeding the returns of the benchmark portfolio over several market cycles. We use a computer model to analyze market fundamentals and economic conditions and to develop a view of future market returns. This approach overweights those assets with favorable valuation levels in economies experiencing plentiful financial liquidity (i.e., markets where the flow of available credit is expected to exceed the demands coming from the real economy). This approach typically provides the best results during periods of heightened market volatility and when fundamentals revert toward historic norms.

     Throughout the past fiscal year, global stock markets, particularly the U.S. stock market, have been unfavorably valued (e.g., stocks have had low dividend or earnings yields). At the same time, global fixed-income markets have been at average levels of valuation (e.g., fixed-income yields, adjusted for expected inflation, have been about average). In simple terms, the U.S. stock market does not appear to offer much compensation for the risks involved in owning equities.

     Thus, we have kept a defensive posture in terms of exposure to the U.S. equity market. The Portfolio's under-

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by using quantitative models to take advantage of mispricings in the stock, bond, and cash markets of major industrialized countries by investing in the asset classes that offer the hightest returns relative to risk. The Portfolio may invest in stock, bonds, or money market securities in the markets of several nations, including the United States, Japan, Germany, France, the United Kingdom, and Australia.

weighting in U.S. stocks has accounted for virtually the entire shortfall in its performance relative to its benchmark and peers. Macroeconomic or financial liquidity, as measured by a lessening of inflationary pressures, has waxed and waned irregularly in the U.S. over the past year. Liquidity has generally been a positive factor in European equity and bond markets. Japan has had an unusual combination of a stimulative public sector (particularly the Bank of Japan) and a contractionary and largely unprofitable private sector, which is wracked by deflation. Compared to the index, we have been underweighted in the Japanese equity market for most of the year. In the aggregate, emerging-market equities, which have lagged most other asset categories over the past 34 months, are now priced attractively in comparison to most developed markets and offer expected returns at least commensurate with the more volatile nature of emerging markets.

     The most important factors behind the surprising strength in the U.S. equity market over the past year were the exceptional resilience of corporate profits (which rose from what had historically been peak levels), and a dramatic acceleration in the public's appetite for stocks, expressed through purchases of mutual fund shares. If history repeats, corporate profitability will wane toward more normal levels (perhaps due to the effects of a stronger dollar, gradually increasing unit-labor costs, and heightened competitive pressures on profit margins). Any such slowing in the growth of profits will militate against further exceptional gains in the U.S. equity market. Ultimately, the pace of cash inflows to mutual funds will also moderate to a more sustainable pace.

     While we have generally been underweighted in stocks, especially U.S. stocks, and overweighted in fixed-income assets (both bonds and cash), we did adjust our holdings during the year. We modestly increased our equity exposure as interest rates fell late in the fiscal year, after having cut our exposure to stocks in favor of bonds when interest rates rose earlier in the year (the table on page 24 shows our risk exposures as of October 31, the fiscal year end). We have kept the duration of our fixed-income holdings higher than our benchmark index in the higher-yielding markets (Australia, the United States, and the United Kingdom), but below the benchmark in the lower-yielding markets (Japan and Germany). We have held our exposure to foreign-currency fluctuations of the major developed industrialized countries below that of our benchmark primarily by reducing our exposure to the Japanese yen, which has been falling in value because of a relatively stimulative monetary policy and the large differential between Japan's interest rates and the higher ones paid on dollar-denominated assets. By our estimates of the purchasing power parity of currencies, the Japanese yen was overvalued versus the dollar for most of the fiscal year but is now at approximately fair value.

     The Global Asset Allocation Portfolio has benefited modestly from a favorable overall investment climate and has experienced exceptional stability in returns--a consequence of the favorable diversification properties of a global balanced portfolio as well as our defensive posture. Should volatility increase in world financial markets, our current stance and methodology put us in a good position to add value relative to both our peers and benchmark index. On the other hand, if valuations in the U.S. stock market keep rising, the Portfolio, while likely to provide moderate absolute returns, may lag these comparative standards.

Michael A. Duffy, Managing Director

November 7, 1996

PERFORMANCE SUMMARY: AGGRESSIVE GROWTH PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 8/14/95-10/31/96
---------------------------------------------------------------
                  AGGRESSIVE GROWTH PORTFOLIO         RUSSELL*
FISCAL        CAPITAL       INCOME        TOTAL        TOTAL
YEAR          RETURN        RETURN       RETURN       RETURN
---------------------------------------------------------------
1995           1.7%          0.0%         1.7%        1.4%
---------------------------------------------------------------
---------------------------------------------------------------
                  AGGRESSIVE GROWTH PORTFOLIO         RUSSELL*
FISCAL         CAPITAL      INCOME        TOTAL         TOTAL
YEAR           RETURN       RETURN       RETURN        RETURN
---------------------------------------------------------------
1996            22.5%        0.9%        23.4%         18.8%
---------------------------------------------------------------

*Russell 2800 Index.

See Financial Highlights table on page 37 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 8/14/95-10/31/96

                                   [CHART]

           Aggressive Growth       Average        Russell 2800
              Portfolio         Growth Fund       Stock Index
199508           10000              10000             10000
199510           10169              10363             10143
199601           11016              11004             10910
199604           11987              11725             11761
199607           11417              11161             10941
199610           12548              12277             12048



-------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED OCTOBER 31, 1996
                         ---------------------------------     FINAL VALUE OF A
                             1 YEAR    SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO   23.40%        20.56%                 $12,548
AVERAGE GROWTH FUND           18.47         18.41                   12,277
RUSSELL 2800 STOCK INDEX      18.78         16.59                   12,048
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
---------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION
                            INCEPTION                         -------------------------
                              DATE           1 YEAR           CAPITAL  INCOME    TOTAL
---------------------------------------------------------------------------------------
Aggressive Growth Portfolio   8/14/95        17.89%            18.97%    0.78%   19.75%
---------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: CAPITAL OPPORTUNITY PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 8/14/95-10/31/96
----------------------------------------------------------
               CAPITAL OPPORTUNITY PORTFOLIO    AGGRESSIVE
                                                  GROWTH*
FISCAL         CAPITAL    INCOME      TOTAL       TOTAL
YEAR           RETURN     RETURN     RETURN       RETURN
----------------------------------------------------------
1995           -3.2%       0.0%      -3.2%        -1.6%
----------------------------------------------------------
----------------------------------------------------------
               CAPITAL OPPORTUNITY PORTFOLIO    AGGRESSIVE
                                                  GROWTH*
FISCAL         CAPITAL    INCOME      TOTAL       TOTAL
YEAR           RETURN     RETURN     RETURN       RETURN
----------------------------------------------------------
1996           11.3%      0.4%       11.7%       12.5%
----------------------------------------------------------

*Aggressive Growth Stock Fund Index.

See Financial Highlights table on page 38 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 8/14/95-10/31/96

                                  [CHART]

               Capital            Average Capital    Aggressive Growth
         Opportunity Portfolio  Appreciation Fund    Stock Fund Index
199508           10000              10000                10000
199510            9681               9909                 9844
199601            9371              10479                10137
199604           10561              11396                11392
199607            9271              10637                10196
199610           10811              11624                11077


------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED OCTOBER 31, 1996
                                      ------------------------------     FINAL VALUE OF A
                                        1 YEAR      SINCE INCEPTION     $10,000 INVESTMENT
------------------------------------------------------------------------------------------
CAPITAL OPPORTUNITY PORTFOLIO           11.67%           6.63%              $10,811
AVERAGE CAPITAL APPRECIATION FUND       17.31           13.20                11,624
AGGRESSIVE GROWTH STOCK FUND INDEX      12.52            8.79                11,077
------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                             INCEPTION                        ----------------------------
                               DATE         1 YEAR            CAPITAL    INCOME     TOTAL
------------------------------------------------------------------------------------------
Capital Opportunity Portfolio   8/14/95     12.38%             11.66%    0.30%     11.96%
------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: GLOBAL EQUITY PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 8/14/95-10/31/96
--------------------------------------------------------
                     GLOBAL EQUITY PORTFOLIO       MSCI*
FISCAL           CAPITAL     INCOME      TOTAL     TOTAL
YEAR             RETURN      RETURN     RETURN    RETURN
--------------------------------------------------------
1995              0.5%        0.0%       0.5%      1.9%
--------------------------------------------------------
--------------------------------------------------------
                    GLOBAL EQUITY PORTFOLIO        MSCI*
FISCAL          CAPITAL      INCOME      TOTAL     TOTAL
YEAR            RETURN       RETURN     RETURN    RETURN
--------------------------------------------------------
1996             16.3%        0.7%       17.0%     15.6%
--------------------------------------------------------

*MSCI All-Country World Index.

See Financial Highlights table on page 39 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 8/14/95-10/31/96

                                   [CHART]

                 Global            Average         MSCI All-Country
             Equity Portfolio    Global Fund         World Index
199508           10000              10000                10000
199510           10050              10030                10190
199601           10780              10727                11027
199604           11603              11428                11562
199607           11181              10990                11186
199610           11763              11586                11780

--------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED OCTOBER 31, 1996
                                   ------------------------------    FINAL VALUE OF A
                                      1 YEAR    SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO               17.05%        14.31%              $11,763
AVERAGE GLOBAL FUND                   15.52         12.89                11,586
MSCI ALL-COUNTRY WORLD INDEX          15.60         14.44                11,780
--------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
--------------------------------------------------------------------------------------
                                                               SINCE INCEPTION
                             INCEPTION                    ----------------------------
                               DATE       1 YEAR          CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------------
Global Equity Portfolio       8/14/95     12.85%          13.57%     0.67%    14.24%
--------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: GLOBAL ASSET ALLOCATION PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 8/14/95-10/31/96
------------------------------------------------------------
              GLOBAL ASSET ALLOCATION PORTFOLIO     RUSSELL*
FISCAL         CAPITAL     INCOME       TOTAL        TOTAL
YEAR           RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1995            2.4%        0.0%        2.4%          2.9%
------------------------------------------------------------
-------------------------------------------------------------
              GLOBAL ASSET ALLOCATION PORTFOLIO     RUSSELL*
FISCAL         CAPITAL     INCOME       TOTAL        TOTAL
YEAR           RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1996            10.2%       2.1%        12.3%         15.9%
-------------------------------------------------------------

*Russell Global Balanced Index.

See Financial Highlights table on page 40 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 8/14/95-10/31/96

                                   [CHART]

              Global Asset       Average Global        Russell Global
          Allocation Portfolio   Flexible Fund         Balanced Index
199508           10000              10000                10000
199510           10239              10175                10288
199601           10892              10788                11041
199604           10912              11121                11280
199607           10984              10927                11206
199610           11503              11559                11927

-----------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED OCTOBER 31, 1996
                                     ------------------------------     FINAL VALUE OF A
                                        1 YEAR    SINCE INCEPTION      $10,000 INVESTMENT
-----------------------------------------------------------------------------------------
GLOBAL ASSET ALLOCATION PORTFOLIO       12.34%        12.23%              $11,503
AVERAGE GLOBAL FLEXIBLE FUND            13.60         12.68                11,559
RUSSELL GLOBAL BALANCED INDEX           15.93         15.62                11,927
-----------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
-----------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                                        INCEPTION                ------------------------
                                          DATE      1 YEAR       CAPITAL   INCOME   TOTAL
-----------------------------------------------------------------------------------------
Global Asset Allocation Portfolio        8/14/95     11.41%      9.84%     1.85%   11.69%
-----------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PORTFOLIO PROFILE: AGGRESSIVE GROWTH PORTFOLIO
OCTOBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------
                         AGGRESSIVE
                           GROWTH       S&P 500
-----------------------------------------------
Number of Stocks               83           500
Median Market Cap           $2.5B        $24.2B
Price/Earnings Ratio        15.2x         18.5x
Price/Book Ratio             2.3x          3.3x
Yield                        1.7%          2.1%
Return on Equity            13.2%         19.6%
Earnings Growth Rate        13.7%         13.7%
Foreign Holdings             0.0%          3.8%
Turnover Rate                106%            --
Expense Ratio               0.38%            --
Cash Reserves                7.8%            --

INVESTMENT FOCUS
-----------------------------------------------
 ......STYLE......       ......MARKET CAP.......
 VALUE                        LARGE
 BLEND                        MEDIUM
 GROWTH                       SMALL

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------
Dell Computer                          2.3%
DTE Energy Co.                         2.1
Halliburton Co.                        2.1
GPU Inc.                               2.1
Transocean Offshore Inc.               2.1
Firstar Corp.                          2.0
Oxford Health Plan                     2.0
Baltimore Gas & Electric Co.           2.0
Gateway 2000 Inc.                      2.0
Coastcast Corp.                        2.0
-------------------------------------------
Top Ten                               20.7%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------------
                                             OCTOBER 31, 1995           OCTOBER 31, 1996
                                             ------------------------------------------------
                                                AGGRESSIVE           AGRESSIVE
                                                 GROWTH               GROWTH        S&P 500
                                             ------------------------------------------------
Basic Materials ............................       11.2%                8.4%          6.3%
Capital Goods & Construction ...............       12.0                10.5           8.6
Consumer Cyclical  .........................       15.4                11.0          12.7
Consumer Staples ...........................        7.1                 8.6          12.3
Energy .....................................        6.7                 6.6           9.6
Financial ..................................       18.3                11.9          14.8
Health Care ................................        2.5                 8.5          10.4
Technology .................................       11.9                16.2          12.1
Transport & Services .......................        2.5                 1.7           1.4
Utilities ..................................        9.5                13.2           9.7
Miscellaneous ..............................        2.9                 3.4           2.1
---------------------------------------------------------------------------------------------

[PHOTO]

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

COUNTRY DIVERSIFICATION. The percentage of a global or international portfolio's holdings invested in securities of various countries.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio in 1995 was 1.21% for stock and bond mutual funds.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely it is to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REGION. This chart shows the distribution, by geographic regions, of the Portfolio's holdings.

PORTFOLIO ASSET ALLOCATION. This chart shows the distribution, by type of asset, of the Portfolio's holdings.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest stocks (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

PORTFOLIO PROFILE: CAPITAL OPPORTUNITY PORTFOLIO
OCTOBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
---------------------------------------------
                         CAPITAL
                       OPPORTUNITY    S&P 500
---------------------------------------------
Number of Stocks              35          500
Median Market Cap          $2.0B       $24.2B
Price/Earnings Ratio       35.1x        18.5x
Price/Book Ratio            7.7x         3.3x
Yield                       0.0%         2.1%
Return on Equity           16.6%        19.6%
Earnings Growth Rate       20.1%        13.7%
Foreign Holdings            0.0%         3.8%
Turnover Rate               128%           --
Expense Ratio              0.50%           --
Cash Reserves               0.5%           --

INVESTMENT FOCUS
----------------------------------------------
 ......STYLE......       ......MARKET CAP......
 VALUE                        LARGE
 BLEND                        MEDIUM
 GROWTH                       SMALL

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------
Ascend Communications, Inc.            7.1%
McAfee Associates                      4.5
Electronics for Imaging, Inc.          4.4
Compuware Corp.                        4.4
Cascade Communications Corp.           4.3
Falcon Drilling Co., Inc.              3.9
HBO and Co.                            3.8
Peoplesoft Inc.                        3.7
Gartner Group, Inc. Class A            3.5
Monsanto Co.                           3.5
-------------------------------------------
Top Ten                               43.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------
                                              OCTOBER 31, 1995       OCTOBER 31, 1996
                                             -------------------------------------------
                                                CAPITAL          CAPITAL      AGGRESSIVE
                                              OPPORTUNITY     OPPORTUNITY      GROWTH*
                                             -------------------------------------------
Basic Materials ............................        2.6%            9.3%        2.8%
Capital Goods & Construction ...............        1.3             3.2         5.8
Consumer Cyclical  .........................       11.9            18.6        21.9
Consumer Staples ...........................        0.0             0.0         2.3
Energy .....................................        0.0             6.1         3.6
Financial ..................................       12.4             9.0         7.2
Health Care ................................       13.1             4.2        15.7
Technology .................................       58.7            47.9        34.1
Transport & Services .......................        0.0             1.7         2.0
Utilities ..................................        0.0             0.0         1.7
Miscellaneous ..............................        0.0             0.0         2.9
----------------------------------------------------------------------------------------

*Aggressive Growth Stock Fund Index.

PORTFOLIO PROFILE: GLOBAL EQUITY PORTFOLIO
OCTOBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------
                       GLOBAL EQUITY      MSCI*
-----------------------------------------------
Number of Stocks               219        2,507
Turnover Rate                  29%           --
Expense Ratio                0.85%           --
Cash Reserves                 8.8%           --

COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------
                    GLOBAL EQUITY       MSCI*
---------------------------------------------
Australia                  3.4%          1.5%
Canada                     5.2           2.3
China                      0.5           --
Denmark                    0.4           0.4
Finland                    1.3           0.3
France                     4.0           3.4
Germany                    2.3           3.7
Hong Kong                  0.9           1.9
Indonesia                  0.8           0.4
Ireland                    0.4           0.2
Italy                      1.1           1.4
Japan                     17.8          18.0
Malaysia                   1.3           1.3
Mexico                     1.1           0.6
Netherlands                1.2           2.3
Norway                     0.9           0.2
Singapore                  0.8           0.9
South Africa               2.5           0.9
Spain                      1.6           1.0
Sweden                     3.3           1.2
Switzerland                2.1           3.0
United Kingdom            13.3           9.3
United States             33.8          40.0
Other                       --           5.8
---------------------------------------------
Total                    100.0%        100.0%

PORTFOLIO ALLOCATION BY REGION
----------------------------------------------
EMERGING MARKETS                            5%
PACIFIC                                    24%
EUROPE                                     32%
UNITED STATES                              34%
OTHER                                       5%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------
The Bank of New York Co., Inc.               1.5%
International Business Machines Corp.        1.5
The Boeing Co.                               1.1
Philip Morris Cos., Inc.                     1.0
Intel Corp.                                  1.0
James River Corp.                            1.0
PPG Industries, Inc.                         0.9
Canadian Pacific Ltd.                        0.9
AMR Corp.                                    0.9
Rogers Communications, Inc. Class B          0.9
-------------------------------------------------
Top Ten                                     10.7%


* MSCI All-Country World Index.

PORTFOLIO PROFILE: GLOBAL ASSET ALLOCATION PORTFOLIO
OCTOBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                     GLOBAL ASSET   RUSSELL
                       ALLOCATION   GLOBAL*
-------------------------------------------
Number of Stocks               12     1,423
Turnover Rate                191%        --
Expense Ratio               0.79%        --
Cash Reserves               17.3%        --

*Russell Global Balanced Index.

COUNTRY DIVERSIFICATION (% OF NET ASSETS)
-------------------------------------------
                    STOCKS   BONDS     CASH
-------------------------------------------
Australia            1.1%     1.9%     --
Canada               1.0      0.5      --
China                0.8       --      --
France               2.2      1.3      --
Germany              4.5      0.3      --
Hong Kong            0.5       --      --
Japan                6.4       --      --
Korea                0.8       --      --
Latin America        0.3       --      --
Mexico               0.3       --      --
Spain                1.7       --      --
Taiwan               0.4       --      --
United Kingdom       5.0      8.4      --
United States        7.5     37.8     17.3%
-------------------------------------------
Total               32.5%    50.2%    17.3%

PORTFOLIO ASSET ALLOCATION
---------------------------------------
CASH RESERVES                       17%
STOCKS                              33%
BONDS                               50%

PORTFOLIO ALLOCATION BY REGION
-----------------------------------------
EMERGING MARKETS                       3%
PACIFIC                               12%
EUROPE                                28%
UNITED STATES                         55%
OTHER                                  2%

[PHOTO]

FINANCIAL STATEMENTS
OCTOBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. The Global Asset Allocation Portfolio also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector or, for international securities, by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                       MARKET
AGGRESSIVE                                                             VALUE*
GROWTH PORTFOLIO                                           SHARES       (000)
------------------------------------------------------------------------------
COMMON STOCKS (92.2%)
------------------------------------------------------------------------------
BASIC MATERIALS (7.7%)
# Buckeye Cellulose Corp.                                  55,000     $ 1,437
  Cleveland-Cliffs Iron Co.                                28,200       1,156
# Fort Howard Corp.                                        24,000         612
  Lubrizol Corp.                                           37,000       1,101
  Newmont Mining Corp.                                     28,000       1,295
  Phelps Dodge Corp.                                       23,000       1,446
# Shorewood Packaging                                      65,500       1,236
  Union Carbide Corp.                                      47,700       2,033
                                                                    ----------
                                                                       10,316
                                                                    ----------
CAPITAL GOODS & CONSTRUCTION (9.7%)
  Belden Inc.                                              42,800       1,231
  Fluor Corp.                                              31,800       2,083
  Harsco Corp.                                              8,400         537
  Johnson Controls, Inc.                                   24,400       1,781
  Kennametal, Inc.                                         18,600         632
  Owens Corning                                            10,000         388
  TRW, Inc.                                                19,400       1,756
  The Timkin Co.                                           41,900       1,870
  Wheelabrator Technologies, Inc.                         167,100       2,590
                                                                    ----------
                                                                       12,868
                                                                    ----------
CONSUMER CYCLICAL (10.1%)
  Arvin Industries, Inc.                                   55,200       1,263
# Carmike Cinemas, Inc. Class A                            33,600         798
  Ethan Allen Interiors Inc.                               35,700       1,276
# Friedman's Inc. Class A                                  31,400         514
  Hasbro, Inc.                                             41,900       1,629
  New York Times Co. Class A                               34,200       1,235
  Polaris Industries, Inc.                                 15,200         298
  Russell Corp.                                            27,800         789
  Shopko Stores, Inc.                                      44,200         713
  Wendy's International, Inc.                              87,500       1,805
# WetSeal, Inc. Class A                                    22,200         691
# Woolworth Corp.                                         119,700       2,514
                                                                    ----------
                                                                       13,525
                                                                    ----------
CONSUMER STAPLES (7.9%)
  American Stores Co.                                      63,100       2,611
  Avon Products, Inc.                                      24,100       1,308
  Dean Foods Corp.                                         13,200         383
# Morningstar Group, Inc.                                  66,469       1,122
# Owens-Illinois, Inc.                                     52,100         808
  Riser Foods, Inc. Class A                                 9,800         264
  Scotsman Industries, Inc.                                61,300       1,471
  SuperValu Inc.                                           87,500       2,603
                                                                    ----------
                                                                       10,570
                                                                    ----------
ENERGY (6.1%)
  Halliburton Co.                                          49,100       2,780
# Noble Drilling Corp.                                     67,900       1,265
  Transocean Offshore Inc.                                 43,500       2,751
# Western Atlas Inc.                                       19,700       1,367
                                                                    ----------
                                                                        8,163
                                                                    ----------
FINANCIAL (11.0%)
  Allmerica Financial Corp.                                61,700       1,874
  Compass Bancshares Inc.                                  33,100       1,187
  Criimi Mae, Inc.                                         26,900         316

------------------------------------------------------------------------------
                                                                       MARKET
AGGRESSIVE                                                             VALUE*
GROWTH PORTFOLIO                                           SHARES       (000)
------------------------------------------------------------------------------
  First Colony Corp.                                       15,600     $   558
  Firstar Corp.                                            55,700       2,729
  Inter-Regional Financial
    Group, Inc.                                            10,800         350
  Queens County Bancorp, Inc.                              17,166         742
  State Street Boston Corp.                                33,100       2,098
  Thornburg Mortgage Asset Corp.                          116,900       2,060
  TransAmerica Corp.                                       16,200       1,229
  U.S. Bancorp                                             38,700       1,543
                                                                    ----------
                                                                       14,686
                                                                    ----------
HEALTH CARE (7.9%)
# Bio-Rad Labs, Inc. Class A                                8,500         206
  Guidant Corp.                                            42,400       1,956
# Hologic, Inc.                                            76,500       1,740
# Lincare Holdings Inc.                                    49,200       1,820
# Oxford Health Plan                                       58,400       2,657
  United States Surgical Corp.                             50,300       2,106
                                                                    ----------
                                                                       10,485
                                                                    ----------
TECHNOLOGY (15.0%)
# Atmel Corp.                                             101,800       2,583
# Chips & Technologies, Inc.                              127,000       2,508
# Dell Computer                                            37,500       3,052
# FTP Software, Inc.                                       13,100          82
# Gateway 2000 Inc.                                        55,900       2,627
# Hadco Corp.                                              26,600         801
# Komag, Inc.                                              62,700       1,724
# LTX Corp.                                                23,400          92
  The Standard Register Co.                                89,400       2,324
# Tencor Instruments                                       39,100         738
# Teradyne, Inc.                                           58,400         927
  Wallace Computer Services, Inc.                          86,000       2,526
                                                                    ----------
                                                                       19,984
                                                                    ----------
TRANSPORT & SERVICES (1.6%)
  Delta Air Lines, Inc.                                    18,500       1,311
  Illinois Central Corp.                                   25,300         819
                                                                    ----------
                                                                        2,130
                                                                    ----------
UTILITIES (12.2%)
  Baltimore Gas & Electric Co.                             97,300       2,651
  Boston Edison Co.                                       102,700       2,465
  Central Maine Power Co.                                 178,200       2,094
  Century Telephone
    Enterprises, Inc.                                      15,000         482
  Cincinnati Bell, Inc.                                    41,200       2,034
  DTE Energy Co.                                           92,700       2,793
  GPU Inc.                                                 83,900       2,758
  Southern New England
    Telecommunications Corp.                               27,400       1,021
                                                                    ----------
                                                                       16,298
                                                                    ----------
MISCELLANEOUS (3.0%)
  American Financial Group, Inc.                           29,100       1,044
# CKS Group, Inc.                                          19,400         376
# Coastcast Corp.                                         143,100       2,612
                                                                    ----------
                                                                        4,032
                                                                    ----------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $113,434)                                                      123,057
------------------------------------------------------------------------------
                                                             FACE      MARKET
                                                           AMOUNT      VALUE*
                                                            (000)       (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.5%)
------------------------------------------------------------------------------
U.S. TREASURY BILL--NOTE E
  5.17%, 1/9/97                                           $   200      $  198
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash
  Account
  5.58%, 11/1/96                                            7,093       7,093
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $7,291)                                                         7,291
------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%)
  (COST $120,725)                                                     130,348
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.3%)
------------------------------------------------------------------------------
Receivables for Investment Securities Sold                             14,369
Other Assets--Notes C and F                                             1,674
Payables for Investment Securities Purchased                          (11,624)
Other Liabilities--Note F                                              (1,347)
                                                                    ----------
                                                                        3,072
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 10,644,433 outstanding
  $.001 par value shares
  (authorized 250,000,000 shares)                                    $133,420
==============================================================================

NET ASSET VALUE PER SHARE                                              $12.53
==============================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.


------------------------------------------------------------------------------
AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                           AMOUNT         PER
                                                            (000)       SHARE
------------------------------------------------------------------------------
Paid in Capital                                          $114,460      $10.75
Undistributed Net
  Investment Income                                         1,492         .14
Accumulated Net Realized Gains                              7,800         .73
Unrealized Appreciation--Note E
  Investment Securities                                     9,623         .90
  Futures Contracts                                            45         .01
------------------------------------------------------------------------------
NET ASSETS                                               $133,420      $12.53
==============================================================================

------------------------------------------------------------------------------
                                                                       MARKET
CAPITAL OPPORTUNITY                                                    VALUE*
PORTFOLIO                                                  SHARES       (000)
------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
------------------------------------------------------------------------------
BASIC MATERIALS (9.3%)
# Cytec Industries, Inc.                                   96,000      $3,432
  Monsanto Co.                                            100,000       3,962
# RMI Titanium Co.                                        135,000       3,257
                                                                    ----------
                                                                       10,651
                                                                    ----------
CAPITAL GOODS & CONSTRUCTION (3.2%)
# Republic Industries, Inc.                               118,000       3,658
                                                                    ----------

CONSUMER CYCLICAL (18.5%)
# Doubletree Corp.                                         60,900       2,451

# Eagle Hardware & Garden, Inc.                           125,000       3,531
# Extended Stay America, Inc.                             193,600       3,775
# Finish Line, Inc.                                        82,000       3,465
# Gartner Group, Inc. Class A                             130,000       3,998
  Gucci Group NV NY
   Registered Share                                        25,000       1,725
# Williams Sonoma, Inc.                                    83,500       2,296
                                                                    ----------
                                                                       21,241
                                                                    ----------
ENERGY (6.1%)
# Falcon Drilling Co., Inc.                               126,700       4,482
# Pride Petroleum Services                                144,000       2,502
                                                                    ----------
                                                                        6,984
                                                                    ----------
FINANCIAL (9.0%)
  Aames Financial Corp.                                    44,000       1,963
  Alex Brown, Inc.                                         57,000       3,235
  Household International, Inc.                            40,100       3,549
  Washington Mutual Inc.                                   37,400       1,571
                                                                    ----------
                                                                       10,318
                                                                    ----------
HEALTH CARE (4.2%)
# Dura Pharmaceuticals, Inc.                               80,000       2,760
# Health Management Associates
    Class A                                                92,300       2,031
                                                                    ----------
                                                                        4,791
                                                                    ----------
TECHNOLOGY (47.6%)
  COMMUNICATION EQUIPMENT (2.5%)
# U.S. Robotics Corp.                                      46,000       2,892

  COMPUTER RELATED
# Cisco Systems, Inc.                                         800          49

  COMPUTER SERVICES (4.4%)
# Electronics for Imaging, Inc.                            70,900       5,069

  COMPUTER SOFTWARE (22.2%)
# C/NET, Inc.                                             150,000       2,363
# Compuware Corp.                                          95,000       5,011
# Geoworks                                                 78,800       1,576
  HBO and Co.                                              72,600       4,356
# HNC Software, Inc.                                       86,000       2,688
# McAfee Associates, Inc.                                 114,750       5,221
# Peoplesoft Inc.                                          47,400       4,242

  ELECTRONIC COMPONENTS & INSTRUMENTS (2.0%)
# Micros Systems, Inc.                                     67,000       2,320

  TELECOMMUNICATIONS (16.5%)
# ACC Corp.                                                73,500      $3,050
# Ascend Communications, Inc.                             124,900       8,150
# Cascade Communications Corp.                             67,400       4,895
# Westell Technologies, Inc.                               99,000       2,784
                                                                    ----------
                                                                       54,666
                                                                    ----------
TRANSPORT & SERVICES (1.7%)
  Pittston Brink's Group                                   69,000       1,967
                                                                    ----------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $89,756)                                                      114,276
------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.6%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash
  Account
  5.58%, 11/1/96
  (COST $1,853)                                            $1,853       1,853
------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
  (COST $91,609)                                                      116,129
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
------------------------------------------------------------------------------
Other Assets--Notes C and F                                             5,861
Liabilities--Note F                                                    (7,193)
                                                                    ----------
                                                                       (1,332)
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 10,618,023 outstanding
  $.001 par value shares
  (authorized 250,000,000 shares)                                    $114,797
==============================================================================

NET ASSET VALUE PER SHARE                                              $10.81
==============================================================================
*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.

------------------------------------------------------------------------------
AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                           AMOUNT         PER
                                                            (000)       SHARE
------------------------------------------------------------------------------
Paid in Capital                                          $106,236      $10.01
Undistributed Net
  Investment Income                                            34          --
Accumulated Net
  Realized Losses--Note D                                 (15,993)      (1.51)
Unrealized Appreciation--
  Note E                                                   24,520        2.31
------------------------------------------------------------------------------
NET ASSETS                                              $ 114,797      $10.81
==============================================================================

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
GLOBAL EQUITY PORTFOLIO                                     SHARES      (000)
------------------------------------------------------------------------------
COMMON STOCKS (91.1%)
------------------------------------------------------------------------------
AUSTRALIA (3.1%)
  Australia & New Zealand
   Bank Group Ltd.                                        102,528   $     599
  Australia National Industries Ltd.                      100,000          97
  Boral Ltd.                                               61,951         154
  Gio Australia Holdings Ltd.                              93,222         240
# National Mutual Holdings Ltd.                           100,000         143
  Pasminco Ltd.                                           320,000         497
  QNI Ltd.                                                180,000         363
  Renison Goldfields
   Consolidated Ltd.                                       54,991         249
  Santos Ltd.                                             112,000         448
  Wesfarmers Ltd.                                          40,890         272
                                                                    ----------
                                                                        3,062
                                                                    ----------
CANADA (4.8%)
  Canadian Pacific Ltd.                                    36,500         925
  Hudson's Bay Co.                                         43,000         725
  Imperial Oil Ltd.                                        15,500         682
  Noranda Inc.                                             39,700         873
# Rogers Communications, Inc.
    Class B                                               114,000         918
# San Andreas Resources Corp.                              70,000          37
# Stelco, Inc., Class A                                   100,000         585
                                                                    ----------
                                                                        4,745
                                                                    ----------
CHINA (0.4%)
# The Guangshen Railway Co., Ltd.                       1,114,000         414
                                                                    ----------

DENMARK (0.3%)
  Bang & Olufsen Holding AS B                               5,000         186
  Coloplast AS B                                            1,300         149
                                                                    ----------
                                                                          335
                                                                    ----------
FINLAND (1.1%)
  Nokia AB A                                                6,700         310
  Outokumpu Oy A                                           26,000         439
# UPM-Kymmene Oy                                           19,000         386
                                                                    ----------
                                                                        1,135
                                                                    ----------
FRANCE (3.7%)
  AXA SA                                                    3,296         206
  Banque Nationale de Paris                                 8,128         304
  Canal Plus SA                                             1,100         273
  Carrefour SA                                                499         277
  Clarins SA                                                1,687         233
  Cie. Generale des Eaux SA                                 2,600         311
  Pechiney SA A                                            14,259         613
  Schneider SA                                             10,000         489
  Scor SA                                                  10,000         385
  Union Financiere de France
   Banque SA                                                1,200         148
  Usinor Sacilor                                           26,500         393
                                                                    ----------
                                                                        3,632
                                                                    ----------
GERMANY (2.1%)
  Bayerische Motoren Werke AG                                 360         211
  Buderus AG                                                  700         317
# Fresenius Medical Care AG ADR                            17,344         516
  Hoechst AG                                                8,100         305
  Mannesmann AG                                               630         245
  Praktiker Bau-und
   Heimwerkemaerkte AG                                     10,500         215
  Veba AG                                                   5,220         279
                                                                    ----------
                                                                        2,088
                                                                    ----------
HONG KONG (0.8%)
  Cathay Pacific Airways Ltd.                             197,000         308
  Hong Kong & China Gas Co., Ltd.                         142,800         251
# Hong Kong & China Gas Co., Ltd.
   Warrants Exp. 9/30/97                                   11,900           4
  Television Broadcasts Ltd.                               60,000         210
                                                                    ----------
                                                                          773
                                                                    ----------
INDONESIA (0.7%)
  PT Citra Marga Nusphala
   Persada (Foreign)                                      440,000         321
  PT Gudang Garam (Foreign)                                70,000         280
  PT Steady Safe Transportation
   Service Ltd. (Foreign)                                  96,333         103
                                                                    ----------
                                                                          704
                                                                    ----------
IRELAND (0.4%)
  Independent Newspapers PLC                               35,000         182
  Waterford Wedgewood PLC                                 170,000         208
                                                                    ----------
                                                                          390
                                                                    ----------
ITALY (1.0%)
  Ente Nazionale Idrocarburi SPA                           60,000         287
  Gewiss SPA                                                5,000          61
  Industrie Natuzzi SPA AD                                  3,500         159
  Olivetti & Cie. SPA                                     625,000         182
  Stet Societa Finanziaria
   Telefonica SPA                                         105,000         280
                                                                    ----------
                                                                          969
                                                                    ----------
JAPAN (16.2%)
  Apic Yamada Corp.                                         3,000          54
  Brother Industries Ltd.                                  88,000         439
  DDI Corp.                                                    30         226
  Fuji Oil Co.                                             36,000         274
  Fujikura Ltd.                                            56,000         427
  Furukawa Electric Co.                                   120,000         637
  Futaba Corp.                                              7,000         304
  Gakken Co.                                               42,000         284
  Hanshin Electric Railway Co.                             32,000         130
  Heiwa Corp.                                              10,000         175
  Hitachi Ltd.                                             40,000         355
  Intec Inc.                                               20,000         281
  Ishikawajima-Harima Heavy
   Industries                                             140,000         646
  Isuzu Motors Ltd.                                        40,000         198
  Japan Air Lines Co., Ltd.                                54,000         309
  Kao Corp.                                                52,000         613
  Kirin Beverage Corp.                                     30,000         401
  Kubota Corp.                                             82,000         464
  Kyowa Hakko Kogyo                                        20,000         162
  Mitsubishi Corp.                                         34,000         380
  Mitsui & Co., Ltd.                                      100,000         809
  Namco Ltd.                                               26,000         780
  Nippon Oil Co., Ltd.                                     20,000         114
  Nippon Suisan Kaisha Ltd.                                60,000         230
  Nomura Securities Co., Ltd.                              16,000         264
  Sankyo Seiko Co.                                         30,000         185
  Shiseido Co., Ltd.                                       44,000         515
  Showa Shell Sekiyu                                       35,000         326
  Sintokogio, Ltd.                                         20,000         165
  Sony Corp.                                               12,000         721
  Stanley Electric Co.                                     80,000         468
  Sumisho Computer Systems Corp.                           16,000         232
  Sumitomo Electric Industries                             28,000         369

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                           SHARES       (000)
------------------------------------------------------------------------------
  Sumitomo Metal Industries                               280,000     $   771
  Sumitomo Realty &
   Development Co.                                         86,000         626
  Sumitomo Rubber Industries                               72,000         510
  Sumitomo Sitix Corp.                                     14,000         242
  Sumitomo Trust &
   Banking Co., Ltd.                                       30,000         332
  Tokyo Broadcasting System                                15,000         230
  Toyo Engineering Corp.                                   50,000         283
  Tsuzuki Denki Co., Ltd.                                  36,000         323
  Yamaha Motor Co.                                         34,000         305
  Yamazaki Baking Co., Ltd.                                 6,000          95
  Yasuda Fire & Marine
   Insurance Co.                                           76,000         483
                                                                    ----------
                                                                       16,137
                                                                    ----------
MALAYSIA (1.2%)
  Carlsberg Brewery Malaysia Bhd.                          45,000         315
  Resorts World Bhd.                                       50,000         287
  Rothmans of Pall Mall Bhd.                               25,000         246
  Sime Darby Bhd.                                         100,000         354
                                                                    ----------
                                                                        1,202
                                                                    ----------
MEXICO (1.0%)
# Grupo Financiero Banamex B                              100,000         211
# Grupo Financiero Banamex L                                3,000           6
# Grupo Televisa SA GDR                                    12,000         315
 Telefonos de Mexico SA
   Class L ADR                                             11,000         335
 Vitro SA ADR                                              20,000         112
                                                                    ----------
                                                                          979
                                                                    ----------
NETHERLANDS (1.1%)
  Koninklijke Boskalis
   Westminster NV                                           6,616         135
  Nedlloyd Group NV                                        16,600         417
  Philips Electronics NV                                    6,700         236
  Polygram NV                                               6,100         287
                                                                    ----------
                                                                        1,075
                                                                    ----------
NORWAY (0.8%)
  Olav Thon Eiendomsselskap ASA                             7,000         141
  Schibsted ASA                                            19,000         291
  Storebrand ASA                                           70,000         411
                                                                    ----------
                                                                          843
                                                                    ----------
SINGAPORE (0.7%)
  Jardine Strategic Holdings Ltd.                         100,000         326
  Mandarin Oriental
   International Ltd.                                     156,572         211
  Singapore Land Ltd.                                      30,000         166
                                                                    ----------
                                                                          703
                                                                    ----------
SOUTH AFRICA (2.3%)
  De Beers Centenary AG                                    20,000         590
  Free State Consolidated
   Gold Mines Ltd. ADR                                     67,000         582
  Safmarine & Rennies Holdings Ltd.                        45,000         114
  South African Breweries Ltd.                             19,084         496
  South African Iron & Steel
   Industrial Corp., Ltd.                                 663,932         474
                                                                    ----------
                                                                        2,256
                                                                    ----------
SPAIN (1.5%)
  Acerinox SA                                               2,700         324
  Banco Santander SA                                        3,000         154
  Centros Comerciales Pryca SA                             15,400         354
  Prosegur, Cia de Seguridad SA
   (Registered)                                            16,525         135
  Tabacalera SA Series A
   (Registered)                                            10,000         366
  Viscofan Industria Navarra de
   Envolturas Celulosicas SA                                8,000         114
                                                                    ----------
                                                                        1,447
                                                                    ----------
SWEDEN (3.0%)
  Avesta Sheffield AB                                      31,500         317
# Diligentia AB                                            10,000         129
  LM Ericsson Telephone AB B                               19,350         525
  Hennes & Mauritz AB B                                     3,300         428
  Hoganas AB B                                              8,500         263
  Kinnevik AB B                                             9,000         245
  Munksjoe AB                                              18,000         178
  Om Gruppen AB                                            10,000         268
  Skandinaviska Enskilda
   Banken AB B                                             35,000         293
  Trelleborg AB B                                          29,000         376
                                                                    ----------
                                                                        3,022
                                                                    ----------
SWITZERLAND (1.9%)
  ABB AG (Bearer)                                             200         248
  Ciba-Geigy AG (Registered)                                  250         309
  Georg Fischer AG (Bearer)                                   300         288
  Phoenix Mecano AG                                           200          99
  Sarna Kunsstoff Holding AG
   (Registered)                                               100          96
  SGS Societe Generale de
   Surveillance Holding SA (Bearer)                           250         570
  SMH Societe Suisse Pour la
   Microelectronique et L'Horlogerie
   (Registered)                                             2,000         282
                                                                    ----------
                                                                        1,892
                                                                    ----------
UNITED KINGDOM (12.2%)
  Airtours PLC                                             40,000         425
  Associated British Ports
   Holdings PLC                                           100,000         441
  Barclays PLC                                             23,900         375
  Berisford PLC                                           100,000         174
  British Aerospace PLC                                    20,000         380
  Chubb Security PLC                                       90,000         462
  Cowie Group PLC                                          93,333         547
  Devro International PLC                                 115,000         502
  E D & F Man Group PLC                                    45,000         125
  EMI Group PLC                                            15,000         295
  First Leisure Corp. PLC                                  80,000         478
  Granada Group PLC                                        35,000         504
  Grand Metropolitan PLC                                   67,000         504
  Hanson PLC                                              160,000         210
  Hyder PLC                                                40,000         459
# Imperial Tobacco Group PLC                               16,000          94
  Invesco PLC                                             195,000         740
  Invesco PLC ADR                                          12,500         467
  Ladbroke Group PLC                                      100,000         323
  London Clubs International PLC                           50,000         257
# LucasVarity PLC                                         105,000         426
  Provident Financial PLC                                  65,000         488
  RTZ Corp. PLC                                            25,000         400
  Racal Electronics PLC                                    95,000         427
  Stagecoach Holdings PLC                                  75,833         700
  Taylor Woodrow PLC                                      145,000         366

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
GLOBAL EQUITY PORTFOLIO                                    SHARES       (000)
------------------------------------------------------------------------------
# Thorn PLC                                                15,000     $    84
  Trinity Holdings PLC                                     30,000         128
  Vendome Luxury Group PLC-Units                           50,000         472
  Vodafone Group PLC                                      100,000         388
  WPP Group PLC                                           120,000         447
                                                                    ----------
                                                                       12,088
                                                                    ----------
UNITED STATES (30.8%)
  BASIC MATERIALS (6.5%)
# FMC Corp.                                                12,400         913
  Freeport-McMoRan, Inc.                                   22,833         728
  Geon Co.                                                 28,500         559
  Georgia-Pacific Corp.                                    11,400         855
  James River Corp.                                        30,500         961
# Millenium Chemicals Inc.                                  2,285          46
  Olin Corp.                                               14,400         612
  PPG Industries, Inc.                                     16,500         940
  Phelps Dodge Corp.                                       13,000         817

  CAPITAL GOODS & CONSTRUCTION (2.8%)
  The Boeing Co.                                           11,100       1,059
  TRW, Inc.                                                 9,000         815
  United Technologies Corp.                                 7,000         901

  CONSUMER CYCLICAL (5.2%)
# AnnTaylor Stores Corp.                                   11,650         211
  Chrysler Corp.                                           21,000         706
  Ford Motor Co.                                           25,000         781
  Harcourt General, Inc.                                   16,000         796
  The Limited, Inc.                                        29,778         547
  Outboard Marine Corp.                                    35,600         552
  Phillips-Van Heusen Corp.                                37,800         416
  Times Mirror Co. Class A                                 15,000         694
# Woolworth Corp.                                          25,000         525

  CONSUMER STAPLES (1.0%)
  Philip Morris Cos., Inc.                                 11,000       1,019

  ENERGY (1.9%)
  Dresser Industries, Inc.                                 27,500         904
  Union Pacific Resources Group, Inc.                       6,774         186
# Western Atlas Inc.                                       11,900         826

  FINANCIAL (6.5%)
  The Bank of New York Co., Inc.                           44,400       1,471
  The Equitable Cos.                                       26,000         611
# First Alliance Corp.                                     15,000         401
  Fleet Financial Group, Inc.                              14,500         723
  TIG Holdings, Inc.                                       22,500         650
  TransAmerica Corp.                                       10,000         759
  Unitrin Inc.                                             17,300         891
  Wells Fargo & Co.                                         3,433         917

  HEALTH CARE (0.8%)
# Allegiance Corp.                                          3,400          64
  Baxter International, Inc.                               17,000         708

  TECHNOLOGY (3.2%)
  Intel Corp.                                               8,800         966
  International Business
    Machines Corp.                                         11,300       1,458
# Microsoft Corp.                                           5,400         741

  TRANSPORT & SERVICES (2.9%)
# AMR Corp.                                                11,000         924
  Burlington Northern Santa Fe Corp.                       10,500         865
  CSX Corp.                                                15,800         681
  Union Pacific Corp.                                       8,000         449
                                                                    ----------
                                                                       30,648
                                                                    ----------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $85,122)                                                       90,539
------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
------------------------------------------------------------------------------
CONVERTIBLE BOND (0.1%)
------------------------------------------------------------------------------
JAPAN
  Sumitomo Wiring Systems
  0.90%, 9/30/08
  (COST $137)                                         JPY  16,000         133
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (8.9%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash
  Account
  5.58%, 11/1/96
  (COST $8,900)                                             8,900       8,900
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $94,159)                                                       99,572
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
------------------------------------------------------------------------------
  Other Assets--Notes C and F                                             626
  Liabilities--Note F                                                    (775)
                                                                    ----------
                                                                         (149)
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 8,483,634 outstanding
  $.001 par value shares
  (authorized 250,000,000)                                            $99,423
==============================================================================

NET ASSET VALUE PER SHARE                                              $11.72
==============================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
JPY--Japanese Yen.

------------------------------------------------------------------------------
AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                           AMOUNT         PER
                                                            (000)       SHARE
------------------------------------------------------------------------------
Paid in Capital                                           $91,495      $10.78
Undistributed Net
 Investment Income--Note D                                    851         .10
Accumulated Net
 Realized Gains--Note D                                     1,609         .19
Unrealized Appreciation--Note E
 Investment Securities                                      5,413         .64
  Foreign Currencies and Forward
    Currency Contracts                                         55         .01
------------------------------------------------------------------------------
NET ASSETS                                                $99,423      $11.72
==============================================================================

----------------------------------------------------------------------------------------
                                                                    FACE         MARKET
                                                  MATURITY        AMOUNT         VALUE*
GLOBAL ASSET ALLOCATION PORTFOLIO    COUPON           DATE         (000)          (000)
----------------------------------------------------------------------------------------
BONDS (50.2%)
----------------------------------------------------------------------------------------
AUSTRALIA (1.9%)
  Queensland Treasury Global Note     8.00%        8/14/01   AUD   1,800      $   1,481
                                                                              ----------

CANADA (0.5%)
  Canada Government Bond              7.00%        12/1/06   CAD     500            388
                                                                              ----------
FRANCE (1.3%)
  France O.A.T.                       5.50%        4/25/04   FRF   4,990            970
                                                                              ----------

GERMANY (0.3%)
  Bundesschatzanweisungen            6.875%        2/24/99   DEM     300            211
                                                                              ----------

UNITED KINGDOM (8.4%)
  U.K. Treasury                       7.75%         9/8/06   GBP     900          1,475
  U.K. Treasury                       8.00%        12/7/00   GBP     400            671
  U.K. Treasury                       8.00%        6/10/03   GBP   2,500          4,199
                                                                              ----------
                                                                                  6,345
                                                                              ----------
UNITED STATES (37.8%)
  U.S. Treasury Bond                 6.875%        8/15/25         4,200          4,294
  U.S. Treasury Bond                 7.125%        2/15/23           700            732
  U.S. Treasury Bond                  8.75%        8/15/20         2,200          2,716
  U.S. Treasury Note                 5.625%        2/15/06           800            761
  U.S. Treasury Note                 5.875%        8/15/98         1,500          1,503
  U.S. Treasury Note                  6.50%        5/31/01         6,000          6,098
  U.S. Treasury Note                 6.875%        5/15/06         1,500          1,553
  U.S. Treasury Note                  7.00%        7/15/06           700            731
  U.S. Treasury Note                  7.25%        2/15/98        10,000         10,194
                                                                              ----------
                                                                                 28,582
                                                                              ----------
----------------------------------------------------------------------------------------
TOTAL BONDS
  (COST $36,952)                                                                 37,977
----------------------------------------------------------------------------------------
EQUITY SECURITIES (6.1%)(1)
----------------------------------------------------------------------------------------
                                                                  SHARES
----------------------------------------------------------------------------------------
CANADA (0.5%)
  Canadian General Investments                                    36,000            387
                                                                              ----------
JAPAN (0.3%)
# Nikkei 300 Investment Trust Units                              100,000            258
                                                                              ----------
SPAIN (0.7%)
  Growth Fund of Spain, Inc.                                      41,100            498
                                                                              ----------
MISCELLANEOUS (4.6%)
                                                                                  3,504
----------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
  (COST $4,436)                                                                   4,647
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                        FACE       MARKET
                                                    INTEREST       MATURITY           AMOUNT       VALUE*
GLOBAL ASSET ALLOCATION PORTFOLIO                       RATE           DATE            (000)        (000)
----------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (41.7%)(2)
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                             5.58%        11/1/96          $ 7,058      $ 7,058
                                                                                               -----------
U.S. GOVERNMENT OBLIGATIONS
U.S. Treasury Bill                                     5.11%         2/6/97            4,000        3,946
U.S. Treasury Bill--Note E                             5.29%         5/1/97           11,000       10,719
U.S. Treasury Bill                                     5.32%        8/21/97            5,000        4,791
                                                                                               -----------
                                                                                                   19,456
                                                                                               -----------
OTHER
SMM Trust Notes 1996-U                                5.425%        6/20/97(3)         5,000        5,000
----------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $31,494)                                                                                   31,514
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (98.0%)
  (COST $72,882)                                                                                   74,138
----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.0%)(2)
----------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                        15,214
Liabilities--Note F                                                                               (13,699)
                                                                                               -----------
                                                                                                    1,515
----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------
Applicable to 6,702,290 outstanding
  $.001 par value shares
  (authorized 250,000,000 shares)
                                                                                                  $75,653
==========================================================================================================

NET ASSET VALUE PER SHARE                                                                          $11.29
==========================================================================================================

OPEN FUTURES CONTRACTS AT OCTOBER 31, 1996:
----------------------------------------------------------------------------------------------------------
                                                                                 MARKET
                                                                                  VALUE        UNREALIZED
                                                                  CONTRACTS        LONG      APPRECIATION
                                                                       LONG       (000)             (000)
----------------------------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
----------------------------------------------------------------------------------------------------------
AUSTRALIA
  All Ordinary Index (exp. 12/96)                                        18      $  842             $  28
                                                                                               -----------
CANADA
  Toronto 35 (exp. 12/96)                                                 3         330                21
                                                                                               -----------
FRANCE
  CAC 40 (exp. 11/96-12/96)                                              20       1,680                46
                                                                                               -----------
GERMANY
  DAX (exp. 12/96)                                                       15       2,659                52
                                                                                               -----------
HONG KONG
  Hang Seng (exp. 11/96)                                                  5         404                 8
                                                                                               -----------
JAPAN
  Nikkei 300 (exp. 12/96)                                               178       4,571                68
                                                                                               -----------

--------------------------------------------------------------------------------
GLOBAL ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------
                                                           MARKET
                                                            VALUE    UNREALIZED
                                            CONTRACTS        LONG  APPRECIATION
                                                 LONG       (000)         (000)
--------------------------------------------------------------------------------
UNITED KINGDOM
  FTSE 100 (exp. 12/96)                           23      $ 3,748          $165
                                                                     -----------

UNITED STATES
  S&P 500 (exp. 12/96-3/97)                       16        5,687           363
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                      $19,921          $751
--------------------------------------------------------------------------------

 *  See Note A in Notes to Financial Statements.
**  Non-Income Producing Security.
(1) The combined market value of equity securities and equity index futures contracts represents 32.5% of net assets, distributed by country as follows:

   Australia        1.1%
   Canada           1.0
   China            0.8
   France           2.2
   Germany          4.5
   Hong Kong        0.5
   Japan            6.4
   Korea            0.8
   Latin America    0.3
   Mexico           0.3
   Spain            1.7
   Taiwan           0.4
   United Kingdom   5.0
   United States    7.5

(2) The effective cash position represents 17.3% of net assets. Cash reserves above this level are invested in equity and bond markets through the use of futures contracts.
(3) Floating Rate Note.

AUD-Australian Dollar.
CAD-Canadian Dollar.
DEM-German Deutsche Mark.
FRF-French Franc.
GBP-British Sterling Pound.

------------------------------------------------------------------------------------------
AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
                                                                        AMOUNT        PER
                                                                         (000)      SHARE
------------------------------------------------------------------------------------------
Paid in Capital                                                        $68,873     $10.28
Undistributed Net Investment Income--Note D                              2,768        .41
Accumulated Net Realized Gains--Note D                                   2,135        .32
 Unrealized Appreciation (Depreciation)--Note E
Investment Securities                                                   1,256         .19
Futures Contracts                                                         751         .11
Foreign Currencies and Forward Currency Contracts                        (130)       (.02)
------------------------------------------------------------------------------------------
NET ASSETS                                                             $75,653     $11.29
==========================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a Portfolio invested in futures contracts during the period, the results of these investments are also shown separately.

----------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31, 1996
                                                   -------------------------------------------------------------
                                                   AGGRESSIVE          CAPITAL                     GLOBAL ASSET
                                                       GROWTH      OPPORTUNITY     GLOBAL EQUITY     ALLOCATION
                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO      PORTFOLIO
                                                        (000)            (000)             (000)          (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends(1)                                       $  2,117        $     320            $1,214       $     47
  Interest                                                 34              273               318          3,683
                                                 ---------------------------------------------------------------
       Total Income                                     2,151              593             1,532          3,730
                                                 ---------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
       Basic Fee                                           78              395               301            256
       Performance Adjustment                              --               --               (36)           (46)
   The Vanguard Group--Note C
       Management and Administrative                      230               36               193            224
       Marketing and Distribution                          20               16                13             15
   Taxes (other than income taxes)                          7                7                 5              5
   Custodian Fees                                          15                7                54             21
   Auditing Fees                                            9                9                 8              9
   Shareholders' Reports                                   15               13                 9              7
   Annual Meeting and Proxy Costs                           4                4                 2              2
                                                 ---------------------------------------------------------------
   Total Expenses                                         378              487               549            493
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                   1,773              106               983          3,237
----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                           7,807          (10,558)            1,431            160
   Futures Contracts                                        2               --                --          1,969
   Foreign Currencies and Forward Currency Contracts       --               --               157             74
----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                7,809          (10,558)            1,588          2,203
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                                9,703           21,626             5,624            868
   Futures Contracts                                       45               --                --            777
   Foreign Currencies and Forward Currency Contracts       --               --                75           (142)
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                       9,748           21,626             5,699          1,503
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                          $19,330          $11,174            $8,270         $6,943
================================================================================================================

(1) Dividends for the Global Equity Portfolio are net of foreign withholding taxes of $101,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------
                                                     AGGRESSIVE GROWTH              CAPITAL OPPORTUNITY
                                                          PORTFOLIO                       PORTFOLIO
                                            ------------------------------    ------------------------------
                                               YEAR ENDED       JUN. 30 TO       YEAR ENDED      JUN. 30 TO
                                            OCT. 31, 1996    OCT. 31, 1995    OCT. 31, 1996   OCT. 31, 1995
                                                    (000)            (000)            (000)           (000)
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                      $    1,773       $      260       $      106       $     173
    Realized Net Gain (Loss)                        7,809               (9)         (10,558)         (5,435)
    Change in Unrealized  Appreciation
      (Depreciation)                                9,748              (80)          21,626           2,894
                                              --------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
          Resulting from Operations                19,330              171           11,174          (2,368)
                                              --------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                            (541)              --             (245)             --
    Realized Net Gain                                  --               --               --              --
                                              --------------------------------------------------------------
          Total Distributions                        (541)              --             (245)             --
                                              --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
    Issued                                         60,673           62,754           53,746          75,981
    Issued in Lieu of Cash Distributions              527               --              236              --
    Redeemed                                       (8,836)            (758)         (22,415)         (1,312)
          Net Increase from Capital
                                              --------------------------------------------------------------
            Share Transactions                     52,364           61,996           31,567          74,669
------------------------------------------------------------------------------------------------------------
    Total Increase                                 71,153           62,167           42,496          72,301
------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period--Note G                    62,267              100           72,301              --
                                              --------------------------------------------------------------
    End of Period                                $133,420          $62,267         $114,797         $72,301
============================================================================================================
(1)Shares Issued (Redeemed)
   Issued                                           5,280            6,151            5,411           7,586
   Issued in Lieu of Cash Distributions                49               --               24              --
   Redeemed                                          (772)             (74)          (2,266)           (137)
                                              --------------------------------------------------------------
          Net Increase in Shares Outstanding        4,557            6,077            3,169           7,449
============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
----------------------------------------------------------------------------------------------------------------
                                                        GLOBAL EQUITY                  GLOBAL ASSET ALLOCATION
                                                          PORTFOLIO                          PORTFOLIO
                                                -----------------------------     ------------------------------
                                                   YEAR ENDED      JUN. 30 TO        YEAR ENDED      JUN. 30 TO
                                                OCT. 31, 1996   OCT. 31, 1995     OCT. 31, 1996   OCT. 31, 1995
                                                        (000)           (000)             (000)           (000)
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                           $     983       $     140          $  3,237       $     453
    Realized Net Gain (Loss)                            1,588              22             2,203              86
    Change in Unrealized Appreciation
       (Depreciation)                                   5,699            (231)            1,503             374
                                                 ---------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                    8,270             (69)            6,943             913
                                                 ---------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (273)             --              (936)             --
    Realized Net Gain                                      --              --              (140)             --
                                                 ---------------------------------------------------------------
    Total Distributions                                  (273)             --            (1,076)             --
                                                 ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                             59,380          36,268            30,192          43,962
    Issued in Lieu of Cash Distributions                  267              --               769              --
    Redeemed                                           (4,191)           (229)           (5,890)           (160)
                                                 ---------------------------------------------------------------
       Net Increase from Capital
           Share Transactions                          55,456          36,039            25,071          43,802
----------------------------------------------------------------------------------------------------------------
    Total Increase                                     63,453          35,970            30,938          44,715
----------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period--Note G                        35,970              --            44,715              --
                                                 ---------------------------------------------------------------
    End of Period                                   $  99,423         $35,970           $75,653         $44,715
================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                              5,268           3,592             2,829           4,369
    Issued in Lieu of Cash Distributions                   25              --                73              --
    Redeemed                                             (379)            (22)             (553)            (16)
                                                 ---------------------------------------------------------------
       Net Increase in Shares Outstanding               4,914           3,570             2,349           4,353
================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------
                                                                    AGGRESSIVE GROWTH PORTFOLIO
                                                                     YEAR ENDED    JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    OCT. 31, 1996    OCT. 31, 1995
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.23         $10.00
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                     .18            .04
   Net Realized and Unrealized Gain (Loss) on Investments                   2.20            .19
                                                                         -----------------------
      Total from Investment Operations                                      2.38            .23
                                                                         -----------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                     (.08)            --
   Distributions from Realized Capital Gains                                  --             --
                                                                         -----------------------
      Total Distributions                                                   (.08)            --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $12.53         $10.23
================================================================================================

Total Return(1)                                                           23.40%          1.69%
================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                     $133            $62
   Ratio of Total Expenses to Average Net Assets                           0.38%        0.06%**
   Ratio of Net Investment Income to Average Net Assets                    1.78%        2.22%**
   Portfolio Turnover Rate                                                  106%             0%
   Average Commission Rate Paid                                           $.0267            N/A
------------------------------------------------------------------------------------------------

 * Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
** Annualized.
(1)Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

                                                                    CAPITAL OPPORTUNITY PORTFOLIO
                                                                     YEAR ENDED       JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    OCT. 31, 1996     OCT. 31, 1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  9.71            $10.00
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                     .01              .02
   Net Realized and Unrealized Gain (Loss) on Investments                   1.12             (.31)
                                                                        --------------------------
      Total from Investment Operations                                      1.13             (.29)
                                                                        --------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                     (.03)              --
   Distributions from Realized Capital Gains                                  --               --
                                                                        --------------------------
      Total Distributions                                                   (.03)              --
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.81            $ 9.71
==================================================================================================

TOTAL RETURN(1)                                                           11.67%            -3.19%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                    $115               $72
   Ratio of Total Expenses to Average Net Assets                          0.50%           0.47%**
   Ratio of Net Investment Income to Average Net Assets                   0.11%           1.29%**
   Portfolio Turnover Rate                                                 128%               30%
   Average Commission Rate Paid                                          $.0541               N/A
-------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
**Annualized.
(1)Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

-------------------------------------------------------------------------------------------------
                                                                         GLOBAL EQUITY PORTFOLIO
                                                                       YEAR ENDED    JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      OCT. 31, 1996  OCT. 31, 1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.08         $10.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                      .13            .04
   Net Realized and Unrealized Gain (Loss) on Investments                    1.58            .04
                                                                         ------------------------
      Total from Investment Operations                                       1.71            .08
                                                                         ------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                      (.07)            --
   Distributions from Realized Capital Gains                                   --             --
                                                                         ------------------------
      Total Distributions                                                    (.07)            --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $11.72         $10.08
=================================================================================================

TOTAL RETURN(1)                                                            17.05%          0.50%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                       $99            $36
   Ratio of Total Expenses to Average Net Assets                            0.85%        0.57%**
   Ratio of Net Investment Income to Average Net Assets                     1.53%        2.04%**
   Portfolio Turnover Rate                                                    29%             2%
   Average Commission Rate Paid                                            $.0078            N/A
-------------------------------------------------------------------------------------------------

  *Subscription period for each Portfolio was June 30, 1995, to August 13,
   1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
 **Annualized.
(1)Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

---------------------------------------------------------------------------------------------------
                                                                 GLOBAL ASSET ALLOCATION PORTFOLIO
                                                                     YEAR ENDED        JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    OCT. 31, 1996      OCT. 31, 1995
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.27             $10.00
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .50                .11
   Net Realized and Unrealized Gain (Loss) on Investments                   .75                .16
                                                                         --------------------------
      Total from Investment Operations                                     1.25                .27
                                                                         --------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.20)                --
   Distributions from Realized Capital Gains                               (.03)                --
                                                                         --------------------------
      Total Distributions                                                  (.23)                --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $11.29             $10.27
===================================================================================================

TOTAL RETURN(1)                                                          12.34%              2.39%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                     $76                $45
   Ratio of Total Expenses to Average Net Assets                          0.79%            0.52%**
   Ratio of Net Investment Income to Average Net Assets                   5.18%            5.42%**
   Portfolio Turnover Rate                                                 191%                17%
   Average Commission Rate Paid                                             N/A                N/A
---------------------------------------------------------------------------------------------------

  *Subscription period for each Portfolio was June 30, 1995, to August 13,
   1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
 **Annualized.
(1)Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

NOTES TO FINANCIAL STATEMENTS

Vanguard Horizon Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Aggressive Growth, Capital Opportunity, Global Equity, and Global Asset Allocation Portfolios. The Global Equity and Global Asset Allocation Portfolios invest in securities of foreign issuers which may subject them to investment risks not normally associated with investing in securities of United States corporations. The Global Asset Allocation Portfolio also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on U.S. exchanges are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Aggressive Growth Portfolio uses S&P 500 Index and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accomodate portfolio turnover or cash flows from capital share transactions. The Global Asset Allocation Portfolio may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The Portfolio may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

     The Global Equity and Global Asset Allocation Portfolios enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolios' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

B. The Vanguard Group furnishes investment advisory services to the Aggressive Growth Portfolio on an at-cost basis.

     Under advisory contracts, investment advisory fee payments are calculated at an annual percentage rate of average net assets of the following Portfolios:

         ------------------------------------------------------------------------------
                                                                         CONTRACT
                                                                        EXPIRATION
         PORTFOLIO                  INVESTMENT ADVISER                     DATE
         ------------------------------------------------------------------------------
         Capital Opportunity        Husic Capital Management           May 22, 1997
         Global Equity              Marathon Asset Management Ltd.     June 29, 1997
         Global Asset Allocation    Strategic Investment Management    August 13, 1997
         ------------------------------------------------------------------------------

     The basic fee for the Capital Opportunity Portfolio is subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest aggressive growth stock mutual funds. For the year ended October 31, 1996, the investment advisory fee of the Capital Opportunity Portfolio represented an effective annual basic rate of 0.40% of average net assets, with no adjustment required based on performance.

     The basic fee for the Global Equity Portfolio is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International (MSCI) All Country World Index. For the year ended October 31, 1996, the investment advisory fee represented an effective annual basic rate of 0.45% of the Global Equity Portfolio's average net assets before a decrease of $36,000 (0.06%) based on performance.

     The basic fee for the Global Asset Allocation Portfolio is subject to quarterly adjustments based on performance relative to a combined theoretical index composed of global stock market indices, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. The investment advisory fee represented an effective annual basic rate of 0.40% of the Global Asset Allocation Portfolio's average net assets before a decrease of $46,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1996, the Fund had contributed capital aggregating $39,000 to Vanguard (included in Other Assets), representing 0.20% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 1996, purchases and sales of investment securities other than temporary cash investments were:

         --------------------------------------------------------------------------------
                                  U.S. GOVERNMENT SECURITIES  OTHER INVESTMENT SECURITIES
                                              (000)                     (000)
                                  -------------------------------------------------------
         PORTFOLIO                    PURCHASES    SALES      PURCHASES      SALES
         --------------------------------------------------------------------------------
         Aggressive Growth                 --         --      $147,831      $104,667
         Capital Opportunity               --         --       150,167       119,561
         Global Equity                     --         --        68,486        17,387
         Global Asset Allocation      $60,289    $52,112        20,842        17,656
         --------------------------------------------------------------------------------

     At October 31, 1996, the Capital Opportunity Portfolio had available a capital loss carryforward of $15,993,000 to offset future net capital gains of $5,435,000 through October 31, 2003, and $10,558,000 through October 31, 2004.

     During the year ended October 31, 1996, the Global Equity and Global Asset Allocation Portfolios realized net foreign currency losses of $1,000 and $19,000, respectively, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net income.

     Certain of the Portfolios' investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The Global Equity and Global Asset Allocation Portfolios' distributions to shareholders from passive foreign investment company income during the year ended October 31, 1996 were $15,000 and $6,000, respectively. The Global Asset Allocation Portfolio had an additional $217,000 of unrealized appreciation on passive foreign investment companies which was available for distribution at October 31, 1996.

E. At October 31, 1996, net unrealized appreciation of investment securities for Federal income tax purposes was:

         ----------------------------------------------------------------------
                                                       (000)
                                    -------------------------------------------
                                                                        NET
                                    APPRECIATED     DEPRECIATED     UNREALIZED
         PORTFOLIO                  SECURITIES      SECURITIES     APPRECIATION
         ----------------------------------------------------------------------
         Aggressive Growth           $13,518        $(3,895)         $  9,623
         Capital Opportunity          27,521         (3,001)           24,520
         Global Equity                 8,851         (3,438)            5,413
         Global Asset Allocation       1,190           (157)            1,033
         ----------------------------------------------------------------------

     At October 31, 1996, the aggregate settlement value of open S&P 500 Index and S&P Midcap 400 Index futures contracts expiring in December 1996, held by the Aggressive Growth Portfolio, the unrealized appreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $10,179,000, $45,000, and $198,000, respectively. Unrealized appreciation on these open futures contracts is required to be treated as realized gain for Federal income tax purposes.

     The market value of U.S. Treasury Bills deposited as initial margin for open futures contracts held by the Global Asset Allocation Portfolio was $1,949,000. Total net unrealized appreciation related to open futures contracts was $751,000, of which unrealized appreciation of $363,000 is required to be treated as realized gain for tax purposes.

     At October 31, 1996, the Portfolios had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

         --------------------------------------------------------------------------
                                                       (000)
                                 --------------------------------------------------
                                   CONTRACT AMOUNT
                                 ------------------                    UNREALIZED
         PORTFOLIO/CONTRACT       FOREIGN    U.S.    MARKET VALUE IN  APPRECIATION
         SETTLEMENT DATE         CURRENCY   DOLLARS   U.S. DOLLARS   (DEPRECIATION)
         --------------------------------------------------------------------------
         GLOBAL EQUITY
         Deliver:
           9/19/97            JPY157,125    $1,500       $1,445              $55
                                                                        ----------
         GLOBAL ASSET ALLOCATION
         Receive:
           1/23/97            CAD    500       372          375                3
           1/23/97            DEM  1,490       973          990               17
           1/23/97            FRF  5,000       978          983                5
           1/23/97            JPY155,000     1,425        1,378              (47)
         Deliver:
           1/23/97            AUD    950       749          752               (3)
           1/23/97            CAD  1,400     1,043        1,049               (6)
           1/23/97            DEM    400       268          266                2
           1/23/97            ESP 80,000       628          626                2
           1/23/97            FRF  9,100     1,757        1,790              (33)
           1/23/97            GBP  1,950     3,066        3,170             (104)
           1/23/97            JPY 90,500       832          805               27
                                                                        ----------
         Portfolio Total                                                    (137)
        --------------------------------------------------------------------------

         AUD--Australian Dollar.              FRF--French Franc.
         CAD--Canadian Dollar.                GBP--British Sterling Pound.
         DEM--German Deutsche Mark.           JPY--Japanese Yen.
         ESP--Spanish Peseta.

Net unrealized appreciation (depreciation) of $55,000 and $(139,000) related to open forward currency contracts in the Global Equity and Global Asset Allocation Portfolios, respectively, is required to be treated as realized gain
(loss) for tax purposes.

     The Global Asset Allocation Portfolio had net unrealized foreign currency gains of $7,000 resulting from the translation of other assets and liabilities at October 31, 1996.

F. The market value of securities on loan to broker/dealers at October 31, 1996, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                               (000)
                                                   -----------------------------
                                                   MARKET VALUE         CASH
                                                     OF LOANED       COLLATERAL
         PORTFOLIO                                  SECURITIES        RECEIVED
--------------------------------------------------------------------------------
         Aggressive Growth                          $  1,080         $  1,125
         Capital Opportunity                           4,173            4,275
         Global Equity                                   113              180
         Global Asset Allocation                      12,918           13,154
--------------------------------------------------------------------------------

G. The Fund was organized on November 9, 1994, and its operations up to June 30, 1995, were limited to the sale and issuance of 10,000 shares of common stock of the Aggressive Growth Portfolio to a director and officer of the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Horizon Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Portfolio, Capital Opportunity Portfolio, Global Equity Portfolio and Global Asset Allocation Portfolio (constituting Vanguard Horizon Fund, hereafter referred to as the "Fund") at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 2, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD HORIZON FUND

This information for the fiscal year ended October 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

     The Aggressive Growth, Global Equity, and Global Asset Allocation Portfolios designate $418,000, $130,000, and $743,000, respectively, as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

     The Global Equity Portfolio has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on October 31, 1996, are as follows:

         -------------------------------------------------------
                                GROSS FOREIGN           FOREIGN
         COUNTRY                  DIVIDENDS               TAX
         -------------------------------------------------------
         Australia                $.0135                $.0002
         Canada                    .0064                 .0010
         Denmark                   .0002                 .0000
         Finland                   .0024                 .0004
         France                    .0061                 .0000
         Germany                   .0030                 .0003
         Hong Kong                 .0042                 .0000
         Indonesia                 .0010                 .0001
         Ireland                   .0001                 .0000
         Italy                     .0007                 .0001
         Japan                     .0109                 .0016
         Malaysia                  .0023                 .0007
         Mexico                    .0015                 .0000
         Netherlands               .0018                 .0003
         Norway                    .0007                 .0001
         Singapore                 .0015                 .0004
         South Africa              .0071                 .0001
         Spain                     .0028                 .0004
         Sweden                    .0081                 .0012
         Switzerland               .0014                 .0002
         United Kingdom            .0314                 .0047
        --------------------------------------------------------

     The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1996. Shareholders will receive more detailed information along with their Form 1099-DIV in January 1997.

     For corporate shareholders, the following percentage of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction:

                  Aggressive Growth Portfolio                     21.4%
                  Capital Opportunity Portfolio                  100.0%
                  Global Equity Portfolio                         15.1%


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
     and of each of the investment companies in The Vanguard Group; Director of Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
     Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
     Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
     American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
     NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
     Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN  A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com   http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C)1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q690-10/96